UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2013

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT   MARCH 31, 2013

Inflation-Adjusted Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	5.36%	5.66%	5.97%	6.34%	2/10/97
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	5.68%	5.88%	6.31%	6.92%(1)	—
Institutional Class	AIANX	5.57%	5.86%	6.17%	6.22%	10/1/02
A Class(2) No sales charge* With sales charge*	AIAVX	5.12% 0.42%	5.40% 4.44%	5.71% 5.22%	6.48% 6.16%	6/15/98
C Class	AINOX	4.34%	—	—	6.86%	3/1/10
R Class	AIARX	4.85%	—	—	7.40%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/28/97, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.48%	0.28%	0.73%	1.48%	0.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

Inflation-Adjusted Bond returned 5.36%* for the 12 months ended March 31, 2013. By comparison, the fund’s benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, returned 5.68%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

TIPS outperformed their nominal Treasury counterparts and the broad investment-grade fixed-income benchmark for the 12-month period. Slow economic growth and generally falling commodity prices helped keep current inflation in check throughout the period. But, aggressive Federal Reserve (Fed) action, including a third round of quantitative easing that has the Fed purchasing $85 billion in mortgage-backed and Treasury securities each month, led to expectations for higher inflation down the road. These expectations helped drive TIPS returns higher during the period.

Commodity Prices Fell, Inflation Readings Mixed

Despite some intra-period price volatility in the commodities markets, commodity prices declined overall for the 12-month period. For example, the S&P Goldman Sachs Commodities Index, a broad measure of price movements in the global commodities markets, posted a return of -4.96% for the 12 months ended March 31, 2013. Oil prices, which typically have a big influence on the headline inflation rate, showed steeper declines. Brent crude tumbled from $123 a barrel at the end of March 2012 to $110 a barrel at the end of March 2013, for a decline of 11%. Similarly, West Texas Intermediate (WTI) crude futures fell from $103 a barrel to $97, a decline of 6%.

Against this backdrop, headline inflation, based on the year-to-year change in the Consumer Price Index (CPI), increased only 1.5% as of March 31, 2013, compared with an annual inflation rate of 2.7% as of March 31, 2012. The relatively muted one-year inflation rate was largely due to falling energy prices. The year-to-year change in core inflation, which excludes volatile food and energy prices, was 1.9% at the end of March 2013, compared with 2.3% a year earlier.

Although near-term inflation was relatively contained, longer-term inflation expectations increased during the period, according to the 10-year Treasury breakeven rate. After starting the period at 2.34 percentage points, the Treasury breakeven rate (the yield difference between 10-year TIPS and nominal 10-year Treasuries) jumped to 2.52 percentage points by the end of March 2013. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period.

*All fund returns referenced in this commentary are for Investor Class shares.

Portfolio Strategy

We continued to invest the majority of the portfolio in TIPS (93% as of March 31, 2013), and we invested the remainder in non-Treasury (spread) sectors, including investment-grade corporate, mortgage-backed, and municipal securities.

In an effort to diversify inflation protection while taking advantage of rising long-term inflation expectations, we used inflation “swaps” to create an inflation “overlay” for the non-inflation-linked spread securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation, as measured by CPI. All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. During the reporting period, the combination of the inflation swaps overlay and non-inflation-linked spread securities had a slightly positive effect on performance.

Outlook

We expect near-term inflation to remain relatively contained primarily due to our outlook for subpar economic growth. Longer term, record federal debt and the Fed’s aggressive monetary policy and stimulus programs eventually may result in higher inflation than what is currently priced into the Treasury market. We believe this scenario underscores the importance of securing potential inflation hedges and protecting purchasing power with professionally managed inflation-indexed portfolios.

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	6.6 years
Weighted Average Life	9.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	93.3%
Commercial Mortgage-Backed Securities	2.1%
Corporate Bonds	2.1%
Collateralized Mortgage Obligations	1.1%
Municipal Securities	—*
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.3%

*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,001.60	$2.35	0.47%
Institutional Class	$1,000	$1,001.90	$1.35	0.27%
A Class	$1,000	$1,001.00	$3.59	0.72%
C Class	$1,000	$996.90	$7.32	1.47%
R Class	$1,000	$998.90	$4.83	0.97%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
U.S. Treasury Securities — 93.3%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)	$170,711,279	$229,686,734
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	136,675,094	178,339,676
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	100,687,033	137,382,724
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	76,440,163	97,431,319
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	121,356,460	190,008,173
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	30,811,718	43,170,114
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29	147,713,306	240,657,324
U.S. Treasury Inflation Indexed Bonds, 3.375%, 4/15/32	31,497,063	50,808,700
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	85,627,805	121,096,469
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	109,781,820	156,027,412
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	100,383,320	105,324,087
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	12,019,200	12,119,668
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14	57,323,811	59,249,547
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14(1)	51,670,533	54,718,267
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15	32,966,010	35,183,502
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15	129,425,898	136,028,690
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	56,146,458	61,620,737
U.S. Treasury Inflation Indexed Notes, 2.00%, 1/15/16	147,759,931	164,786,899
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	225,867,955	240,143,487
U.S. Treasury Inflation Indexed Notes, 2.50%, 7/15/16	114,055,507	132,072,741
U.S. Treasury Inflation Indexed Notes, 2.375%, 1/15/17	131,421,271	153,413,832
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	243,328,800	262,643,024
U.S. Treasury Inflation Indexed Notes, 2.625%, 7/15/17	92,000,474	110,788,719
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	105,276,838	122,869,545
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	51,206,393	60,051,479
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	108,115,056	132,035,512
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/19	69,131,850	84,745,901
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	130,130,780	155,211,406
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	189,643,232	226,831,132
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	289,328,279	341,565,632
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	280,738,004	321,620,476
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	269,618,950	293,800,534
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	117,161,460	127,879,859
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	141,466,770	152,938,876
TOTAL U.S. TREASURY SECURITIES (Cost $4,387,426,697)		4,992,252,197

	Principal Amount	Value
Commercial Mortgage-Backed Securities(2) — 2.1%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	$7,086,103	$7,245,473
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 4/1/13	3,050,000	3,344,938
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 4/1/13	5,300,000	5,837,330
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(3)	4,000,000	4,069,914
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 4/1/13	1,133,896	1,136,709
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A3 SEQ, 4.57%, 8/10/42	1,918,722	1,917,292
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 4/1/13	4,450,000	4,702,533
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 4/1/13	15,850,000	16,568,029
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	5,860,000	6,260,024
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	14,375,000	15,326,043
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	9,000,000	9,534,325
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.51%, 4/11/13	8,650,000	9,089,204
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 4/11/13	7,500,000	8,153,587
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 4/11/13	5,025,000	5,531,038
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	8,100,000	8,257,298
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, 2/15/46	3,800,000	3,868,138
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $109,886,862)		110,841,875
Corporate Bonds — 2.1%
AEROSPACE AND DEFENSE — 0.1%
L-3 Communications Corp., 5.20%, 10/15/19	900,000	1,028,138
Lockheed Martin Corp., 4.25%, 11/15/19	1,000,000	1,127,540
United Technologies Corp., 4.50%, 6/1/42	1,470,000	1,576,221
		3,731,899
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	3,120,000	4,107,024
PepsiCo, Inc., 2.75%, 3/1/23	1,050,000	1,054,067
		5,161,091
COMMERCIAL BANKS†
PNC Funding Corp., 3.625%, 2/8/15	980,000	1,032,308
COMMUNICATIONS EQUIPMENT — 0.1%
Cisco Systems, Inc., 5.90%, 2/15/39	2,675,000	3,366,380
CONSUMER FINANCE — 0.1%
Caterpillar Financial Services Corp., MTN, 1.25%, 11/6/17	520,000	521,853
Caterpillar Financial Services Corp., MTN, 2.625%, 3/1/23	1,000,000	997,386
PNC Bank N.A., 6.00%, 12/7/17	1,200,000	1,430,453
		2,949,692
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 2.95%, 11/1/22	550,000	557,064
DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp., 5.625%, 9/15/17	200,000	234,724
General Electric Capital Corp., 4.375%, 9/16/20	1,200,000	1,343,022

	Principal Amount	Value
General Electric Capital Corp., MTN, 6.00%, 8/7/19	$1,350,000	$1,642,097
Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	3,600,000	4,248,634
		7,468,477
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
AT&T, Inc., 6.55%, 2/15/39	1,250,000	1,551,770
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	2,700,000	3,343,286
Verizon Communications, Inc., 6.10%, 4/15/18	3,970,000	4,798,555
		9,693,611
FOOD PRODUCTS — 0.1%
Kraft Foods Group, Inc., 5.375%, 2/10/20	3,649,000	4,362,916
Mondelez International, Inc., 6.125%, 2/1/18	2,450,000	2,942,820
		7,305,736
GAS UTILITIES — 0.1%
Enterprise Products Operating LLC, 3.70%, 6/1/15	2,500,000	2,647,745
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	2,990,000	3,505,907
Williams Partners LP, 4.125%, 11/15/20	1,690,000	1,827,527
		7,981,179
HEALTH CARE EQUIPMENT AND SUPPLIES†
Baxter International, Inc., 1.85%, 1/15/17	1,300,000	1,334,074
HEALTH CARE PROVIDERS AND SERVICES†
Aetna, Inc., 2.75%, 11/15/22	750,000	735,961
UnitedHealth Group, Inc., 4.25%, 3/15/43	1,200,000	1,187,086
		1,923,047
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17	2,970,000	3,484,166
INSURANCE — 0.1%
Boeing Capital Corp., 2.125%, 8/15/16	3,680,000	3,828,436
Metropolitan Life Global Funding I, 3.00%, 1/10/23(3)	1,000,000	1,004,613
		4,833,049
IT SERVICES†
International Business Machines Corp., 1.95%, 7/22/16	980,000	1,017,440
MACHINERY†
Deere & Co., 2.60%, 6/8/22	520,000	525,178
MEDIA — 0.3%
NBCUniversal Media LLC, 4.375%, 4/1/21	3,600,000	4,059,954
News America, Inc., 6.90%, 8/15/39	3,630,000	4,644,109
Time Warner Cable, Inc., 8.25%, 2/14/14	1,210,000	1,287,422
Time Warner, Inc., 4.875%, 3/15/20	3,270,000	3,750,252
		13,741,737
METALS AND MINING — 0.1%
Barrick North America Finance LLC, 4.40%, 5/30/21	3,000,000	3,210,954
Newmont Mining Corp., 6.25%, 10/1/39	980,000	1,131,145
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	2,310,000	2,439,519
		6,781,618
MULTI-UTILITIES — 0.2%
Dominion Resources, Inc., 6.40%, 6/15/18	3,250,000	4,021,638
Duke Energy Ohio, Inc., 2.10%, 6/15/13	1,950,000	1,956,846
Pacific Gas & Electric Co., 6.25%, 12/1/13	1,820,000	1,888,199
Sempra Energy, 6.50%, 6/1/16	1,250,000	1,458,014
		9,324,697
OIL, GAS AND CONSUMABLE FUELS — 0.2%
Apache Corp., 4.75%, 4/15/43	2,170,000	2,231,502
BP Capital Markets plc, 2.50%, 11/6/22	520,000	507,594
ConocoPhillips, 4.75%, 2/1/14	1,598,000	1,655,788
Occidental Petroleum Corp., 1.75%, 2/15/17	1,000,000	1,029,527
Talisman Energy, Inc., 7.75%, 6/1/19	500,000	634,922
Talisman Energy, Inc., 3.75%, 2/1/21	1,950,000	2,032,610
		8,091,943
PHARMACEUTICALS — 0.1%
AbbVie, Inc., 2.90%, 11/6/22(3)	1,375,000	1,380,138
Roche Holdings, Inc., 6.00%, 3/1/19(3)	2,130,000	2,653,833
		4,033,971

	Principal Amount	Value
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Intel Corp., 2.70%, 12/15/22	$350,000	$347,773
SOFTWARE†
Microsoft Corp., 2.125%, 11/15/22	560,000	548,967
Oracle Corp., 2.50%, 10/15/22	1,100,000	1,082,978
		1,631,945
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 2/1/14	2,320,000	2,411,262
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	1,560,000	2,079,458
		4,490,720
TOTAL CORPORATE BONDS (Cost $102,447,094)		110,808,795
Collateralized Mortgage Obligations(2) — 1.1%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	2,761,188	2,858,683
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	3,648,985	3,775,573
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	2,342,754	2,401,935
Banc of America Mortgage Securities, Inc., Series 2004-8, Class 5A1, 6.50%, 5/25/32	3,085,538	3,236,994
Cendant Mortgage Corp., Series 2003-6, Class A3, 5.25%, 7/25/33	4,763,133	4,945,223
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	4,998,075	5,179,721
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	3,688,724	3,897,183
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.87%, 4/1/13	3,260,404	3,456,092
Sequoia Mortgage Trust, Series 2011-1, Class A1, VRN, 4.125%, 4/1/13	1,493,019	1,578,415
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/13	3,770,755	3,870,995
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	4,354,686	4,622,134
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	4,666,004	4,905,435
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-3, Class 3A1, 5.50%, 4/25/22	1,982,344	2,050,259
		46,778,642
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	11,465,363	12,570,016
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $58,861,826)		59,348,658
Municipal Securities†
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	430,000	587,143
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	295,000	365,709
Texas GO, (Building Bonds), 5.52%, 4/1/39	875,000	1,121,829
TOTAL MUNICIPAL SECURITIES (Cost $1,599,429)		2,074,681
Temporary Cash Investments — 1.1%
BNP Paribas Finance, Inc., 0.08%, 4/1/13(4)	6,000,000	5,999,906
Liberty Street Funding LLC, 0.10%, 4/1/13(3)(4)	50,000,000	49,998,945
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $42,884), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $42,036)		42,035

	Shares	Value
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $128,722), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $126,106)		$126,104
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $42,892), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $42,035)		42,035
SSgA U.S. Government Money Market Fund	271,112	271,112
TOTAL TEMPORARY CASH INVESTMENTS (Cost $56,481,286)		56,480,137
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $4,716,703,194)		5,331,806,343
OTHER ASSETS AND LIABILITIES — 0.3%		17,692,919
TOTAL NET ASSETS — 100.0%		$5,349,499,262

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
590	U.S. Treasury 30-Year Bonds	June 2013	$85,236,563	$610,128

Total Return Swap Agreements
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$40,800,000	U.S. CPI Urban Consumers NSA Index	Receive	1.57%	9/8/14	$419,393
Bank of America N.A.	32,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.33%	1/22/15	(423,978)
Bank of America N.A.	1,075,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	1/21/16	5,598
Bank of America N.A.	44,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.87%	9/21/16	692,092
Bank of America N.A.	4,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.42%	4/1/18	(27,525)
Bank of America N.A.	8,700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.51%	3/30/19	(88,089)
Bank of America N.A.	5,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.66%	12/4/19	(118,538)
Bank of America N.A.	50,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.62%	3/18/20	(871,977)
Bank of America N.A.	4,500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.67%	4/1/22	(63,962)
Barclays Bank plc	46,100,000	U.S. CPI Urban Consumers NSA Index	Receive	1.58%	9/6/13	241,367
Barclays Bank plc	54,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.66%	9/12/14	405,450
Barclays Bank plc	55,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.69%	9/22/14	358,108
Barclays Bank plc	49,000,000	U.S. CPI Urban Consumers NSA Index	Receive	1.77%	9/23/14	201,819
Barclays Bank plc	55,700,000	U.S. CPI Urban Consumers NSA Index	Receive	2.10%	10/23/15	126,750
Barclays Bank plc	38,900,000	U.S. CPI Urban Consumers NSA Index	Receive	2.30%	1/11/16	165,883
Barclays Bank plc	24,000,000	U.S. CPI Urban Consumers NSA Index	Receive	2.74%	4/25/17	(1,401,668)
Barclays Bank plc	29,200,000	U.S. CPI Urban Consumers NSA Index	Receive	2.90%	12/21/27	(1,797,351)
						$(2,176,628)

Notes to Schedule of Investments

CPI = Consumer Price Index
FHLMC = Federal Home Loan Mortgage Corporation
GO = General Obligation
MTN = Medium Term Note
NSA = Not Seasonally Adjusted
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
† Category is less than 0.05% of total net assets.
(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $2,810,233.

(2)	Final maturity date indicated, unless otherwise noted.
(3)
Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $68,641,768, which represented 1.3% of total net assets.

(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $4,716,703,194)	$5,331,806,343
Receivable for investments sold	2,488,059
Receivable for capital shares sold	9,873,889
Swap agreements, at value	2,616,460
Interest receivable	17,174,007
5,363,958,758

Liabilities
Payable for capital shares redeemed	7,481,208
Payable for variation margin on futures contracts	55,313
Swap agreements, at value	4,793,088
Accrued management fees	1,933,354
Distribution and service fees payable	196,533
14,459,496

Net Assets	$5,349,499,262

Net Assets Consist of:
Capital paid in	$4,696,901,701
Undistributed net investment income	14,871,022
Undistributed net realized gain	24,189,890
Net unrealized appreciation	613,536,649
$5,349,499,262

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$3,514,082,019	267,681,932	$13.13
Institutional Class	$1,067,296,999	81,259,472	$13.13
A Class	$708,662,836	54,195,794	$13.08	*
C Class	$46,413,903	3,546,624	$13.09
R Class	$13,043,505	994,869	$13.11

*Maximum offering price $13.70 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$116,419,217

Expenses:
Management fees	23,206,764
Distribution and service fees:
A Class	2,034,643
C Class	406,383
R Class	34,717
Trustees’ fees and expenses	303,122
Other expenses	15,706
26,001,335

Net investment income (loss)	90,417,882

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	81,229,912
Futures contract transactions	551,860
81,781,772

Change in net unrealized appreciation (depreciation) on:
Investments	101,597,772
Futures contracts	953,112
Swap agreements	(2,067,851)
100,483,033

Net realized and unrealized gain (loss)	182,264,805

Net Increase (Decrease) in Net Assets Resulting from Operations	$272,682,687

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$90,417,882	$140,073,135
Net realized gain (loss)	81,781,772	50,123,706
Change in net unrealized appreciation (depreciation)	100,483,033	285,942,134
Net increase (decrease) in net assets resulting from operations	272,682,687	476,138,975

Distributions to Shareholders
From net investment income:
Investor Class	(81,296,441)	(106,854,611)
Institutional Class	(23,112,208)	(25,345,585)
A Class	(16,441,379)	(26,204,890)
C Class	(523,435)	(501,750)
R Class	(125,076)	(44,403)
From net realized gains:
Investor Class	(31,281,151)	(29,589,728)
Institutional Class	(8,299,634)	(6,671,596)
A Class	(6,849,383)	(7,538,147)
C Class	(376,934)	(245,034)
R Class	(70,593)	(17,855)
Decrease in net assets from distributions	(168,376,234)	(203,013,599)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	184,881,843	916,605,457

Net increase (decrease) in net assets	289,188,296	1,189,730,833

Net Assets
Beginning of period	5,060,310,966	3,870,580,133
End of period	$5,349,499,262	$5,060,310,966

Undistributed net investment income	$14,871,022	$45,944,892

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objectives are to seek total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.47% for the Investor Class, A Class, C Class and R Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 12% of the shares of the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $1,515,233,542, of which $1,435,864,336 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 totaled $1,428,802,962, of which $1,230,319,273 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	95,655,170	$1,269,012,254	112,650,177	$1,438,700,110
Issued in reinvestment of distributions	6,588,348	87,528,593	8,847,566	111,258,919
Redeemed	(98,706,404)	(1,305,205,650)	(75,009,746)	(955,953,493)
	3,537,114	51,335,197	46,487,997	594,005,536
Institutional Class
Sold	34,270,165	453,954,848	32,801,016	419,881,127
Issued in reinvestment of distributions	2,324,995	30,891,397	2,504,458	31,498,086
Redeemed	(17,764,483)	(235,299,072)	(19,460,300)	(248,592,301)
	18,830,677	249,547,173	15,845,174	202,786,912
A Class
Sold	17,281,341	228,084,319	26,291,700	334,160,497
Issued in reinvestment of distributions	1,686,694	22,340,567	2,595,342	32,514,637
Redeemed	(29,639,631)	(390,508,944)	(21,759,335)	(276,106,942)
	(10,671,596)	(140,084,058)	7,127,707	90,568,192
C Class
Sold	1,673,306	22,135,938	2,256,037	28,872,464
Issued in reinvestment of distributions	45,641	606,936	40,526	513,580
Redeemed	(636,846)	(8,398,561)	(261,946)	(3,361,362)
	1,082,101	14,344,313	2,034,617	26,024,682
R Class
Sold	882,087	11,669,327	363,205	4,596,020
Issued in reinvestment of distributions	14,485	192,752	4,915	62,258
Redeemed	(160,640)	(2,122,861)	(112,764)	(1,438,143)
	735,932	9,739,218	255,356	3,220,135
Net increase (decrease)	13,514,228	$184,881,843	71,750,851	$916,605,457

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$4,992,252,197	—
Commercial Mortgage-Backed Securities	—	110,841,875	—
Corporate Bonds	—	110,808,795	—
Collateralized Mortgage Obligations	—	59,348,658	—
Municipal Securities	—	2,074,681	—
Temporary Cash Investments	$271,112	56,209,025	—
Total Value of Investment Securities	$271,112	$5,331,535,231	—

Other Financial Instruments
Futures Contracts	$610,128	—	—
Swap Agreements	—	$(2,176,628)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$610,128	$(2,176,628)	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$55,313
Other Contracts	Swap agreements	$2,616,460	Swap agreements	4,793,088
		$2,616,460		$4,848,401

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended  March 31, 2013

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$551,860	Change in net unrealized appreciation (depreciation) on futures contracts	$953,112
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(2,067,851)
		$551,860		$(1,114,739)

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and
March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$137,498,462	$179,798,333
Long-term capital gains	$30,877,772	$23,215,266

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,724,006,655
Gross tax appreciation of investments	$609,505,490
Gross tax depreciation of investments	(1,705,802)
Net tax appreciation (depreciation) of investments	$607,799,688
Net tax appreciation (depreciation) on derivatives	$(2,176,629)
Net tax appreciation (depreciation)	$605,623,059
Other book-to-tax adjustments	$(15,013,410)
Undistributed ordinary income	$17,321,709
Accumulated long-term gains	$44,666,203

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$12.85	0.23	0.46	0.69	(0.30)	(0.11)	—	(0.41)	$13.13	5.36%	0.47%	1.69%	27%	$3,514,082
2012	$12.01	0.40	1.01	1.41	(0.45)	(0.12)	—	(0.57)	$12.85	11.99%	0.48%	3.15%	26%	$3,393,055
2011	$11.52	0.31	0.51	0.82	(0.26)	(0.07)	—	(0.33)	$12.01	7.18%	0.48%	2.58%	33%	$2,614,427
2010	$11.06	0.40	0.24	0.64	(0.18)	—	—	(0.18)	$11.52	5.76%	0.48%	3.49%	27%	$2,266,660
2009	$11.72	0.17	(0.35)	(0.18)	(0.40)	—	(0.08)	(0.48)	$11.06	(1.51)%	0.49%	1.61%	18%	$1,187,202
Institutional Class
2013	$12.85	0.24	0.47	0.71	(0.32)	(0.11)	—	(0.43)	$13.13	5.57%	0.27%	1.89%	27%	$1,067,297
2012	$12.01	0.43	1.01	1.44	(0.48)	(0.12)	—	(0.60)	$12.85	12.16%	0.28%	3.35%	26%	$802,309
2011	$11.52	0.34	0.50	0.84	(0.28)	(0.07)	—	(0.35)	$12.01	7.39%	0.28%	2.78%	33%	$559,589
2010	$11.06	0.41	0.25	0.66	(0.20)	—	—	(0.20)	$11.52	5.98%	0.28%	3.69%	27%	$407,799
2009	$11.71	0.16	(0.32)	(0.16)	(0.41)	—	(0.08)	(0.49)	$11.06	(1.32)%	0.29%	1.81%	18%	$210,177
A Class(3)
2013	$12.80	0.20	0.45	0.65	(0.26)	(0.11)	—	(0.37)	$13.08	5.12%	0.72%	1.44%	27%	$708,663
2012	$11.97	0.37	1.01	1.38	(0.43)	(0.12)	—	(0.55)	$12.80	11.72%	0.73%	2.90%	26%	$830,062
2011	$11.49	0.27	0.51	0.78	(0.23)	(0.07)	—	(0.30)	$11.97	6.84%	0.73%	2.33%	33%	$691,362
2010	$11.03	0.37	0.24	0.61	(0.15)	—	—	(0.15)	$11.49	5.52%	0.73%	3.24%	27%	$709,931
2009	$11.70	0.18	(0.38)	(0.20)	(0.39)	—	(0.08)	(0.47)	$11.03	(1.73)%	0.74%	1.36%	18%	$500,882

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$12.81	0.07	0.49	0.56	(0.17)	(0.11)	—	(0.28)	$13.09	4.34%	1.47%	0.69%	27%	$46,414
2012	$12.00	0.15	1.13	1.28	(0.35)	(0.12)	—	(0.47)	$12.81	10.85%	1.48%	2.15%	26%	$31,563
2011	$11.51	0.21	0.49	0.70	(0.14)	(0.07)	—	(0.21)	$12.00	6.11%	1.48%	1.58%	33%	$5,159
2010(4)	$11.51	0.03	(0.03)	—	—	—	—	—	$11.51	0.00%	1.48%(5)	3.67%(5)	27%(6)	$139
R Class
2013	$12.83	0.08	0.54	0.62	(0.23)	(0.11)	—	(0.34)	$13.11	4.85%	0.97%	1.19%	27%	$13,044
2012	$12.01	0.21	1.13	1.34	(0.40)	(0.12)	—	(0.52)	$12.83	11.37%	0.98%	2.65%	26%	$3,322
2011	$11.52	0.26	0.50	0.76	(0.20)	(0.07)	—	(0.27)	$12.01	6.64%	0.98%	2.08%	33%	$43
2010(4)	$11.51	0.04	(0.03)	0.01	—	—	—	—	$11.52	0.09%	0.98%(5)	4.17%(5)	27%(6)	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(4)	March 1, 2010 (commencement of sale) through March 31, 2010.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust
and Shareholders of the Inflation-Adjusted Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation-Adjusted Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $30,877,772, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $15,999,923 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78341   1305

ANNUAL REPORT   MARCH 31, 2013

Short-Term Government Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	0.33%	1.78%	2.47%	5.32%	12/15/82
Barclays U.S. 1-3 Year Government Bond Index	—	0.66%	1.91%	2.78%	6.13%(1)	—
Institutional Class	TWUOX	0.64%	—	—	1.27%	3/1/10
A Class(2) No sales charge* With sales charge*	TWAVX	0.14% -2.06%	1.54% 1.09%	2.22% 1.99%	3.14% 2.98%	7/8/98
C Class	TWACX	-0.55%	—	—	0.07%	3/1/10
R Class	TWARX	-0.14%	—	—	0.56%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 12/31/82, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.56%	0.36%	0.81%	1.56%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Short-Term Government returned 0.33%* for the 12 months ended March 31, 2013. By comparison, the portfolio’s benchmark, the Barclays U.S. 1-3 Year Government Bond Index, returned 0.66%. See pages 4 and 5 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Short-Term Government’s absolute return reflected the relatively flat performance of short-term government bonds during the period. Relative to the benchmark, the main detractor was an underweight position to agency securities during the reporting period.

Short-Maturity Treasuries Lagged Agencies, MBS

With U.S. Treasury yields remaining at relatively low levels, we maintained underweight positions in Treasuries and agencies and an overweight position in the higher-yielding mortgage-backed securities (MBS) sector throughout the 12-month period. This positioning generated mixed results. MBS and government agency securities generally outperformed Treasuries within the fund’s maturity range. So, the overweight to MBS aided performance, while the underweight to agencies was a slight detractor. The Federal Reserve’s (the Fed’s) ongoing stimulus programs, including an unusually accommodative interest rate policy that has kept the federal funds rate target near 0% for more than four years, essentially “anchored” yields on short-maturity Treasuries, and returns were relatively muted.

Meanwhile, investors in the short-maturity, high-quality market generally favored government agency securities and MBS for their relative yield advantages versus comparable-maturity Treasuries. In addition, both sectors rallied in the fourth quarter of 2012, following the Fed’s mid-September announcement of a third round of quantitative easing (QE3), or the monthly purchase of $40 billion in agency MBS. (The Fed later expanded QE3 to include $45 billion in monthly Treasury purchases.)

Selection Among MBS Helped Results

Security selection within the portfolio’s mortgage component contributed positively to the fund’s 12-month return. In particular, we favored higher-yielding collateralized mortgage obligations (CMOs) while maintaining a neutral weighting to traditional government agency pass-through MBS. CMOs generally outperformed traditional MBS, and the fund’s modest overweight position to CMOs helped lift the fund’s performance. Throughout the 12-month period, investors generally favored “structured mortgage products,” such as CMOs, which generally experience less refinancing-associated price volatility and offer more-predictable cash flows.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Late in the period, we added exposure to hybrid agency adjustable-rate mortgages (ARMs). These securities combine the characteristics of fixed- and adjustable-rate mortgages, with rates fixed for a set period of time before adjusting periodically according to a specific index. We believe the short duration (price sensitivity to interest rate changes) and low supply of hybrid ARMs should benefit portfolio performance when mortgage rates begin to rise.

Inflation Outlook Prompted TIPS Overweight

Within the fund’s Treasury allocation, we maintained a small overweight position to Treasury inflation-protected securities (TIPS), which aided relative performance during the period. We believe the Fed’s open-ended QE3 likely will lead to higher long-term inflation than is currently accounted for in the financial markets, and TIPS should benefit from such a scenario.

Outlook

“In 2013, we expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3%,” says the Fixed Income Macro Strategy Team at American Century Investments. “Despite improvements in employment and housing, we believe the odds of a sustained upside breakout in growth in 2013 remain limited, given the headwinds of fiscal consolidation, higher taxes, and increased regulation.

“In the near term, we believe interest rates likely will remain in a fairly tight range. Longer term, the bias is for rates to trend higher.”

In that context, we will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. We are likely to keep the fund’s duration close to that of the benchmark, and in terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional pass-through mortgage securities.

7

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	1.8 years
Weighted Average Life	2.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	78.1%
Collateralized Mortgage Obligations	11.0%
U.S. Government Agency Mortgage-Backed Securities	6.9%
U.S. Government Agency Securities	3.1%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	0.4%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$999.60	$2.74	0.55%
Institutional Class	$1,000	$1,000.60	$1.75	0.35%
A Class	$1,000	$999.00	$3.99	0.80%
C Class	$1,000	$995.50	$7.71	1.55%
R Class	$1,000	$997.60	$5.23	1.05%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
Institutional Class	$1,000	$1,023.19	$1.77	0.35%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
U.S. Treasury Securities — 78.1%
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	$11,631,818	$12,765,920
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	2,281,208	2,462,278
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/18	2,967,867	3,463,824
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	1,601,835	1,878,526
U.S. Treasury Notes, 1.25%, 4/15/14	8,000,000	8,090,000
U.S. Treasury Notes, 0.625%, 7/15/14	61,000,000	61,340,746
U.S. Treasury Notes, 0.50%, 10/15/14	38,903,000	39,073,201
U.S. Treasury Notes, 2.125%, 11/30/14	28,000,000	28,881,580
U.S. Treasury Notes, 2.25%, 1/31/15	23,000,000	23,850,816
U.S. Treasury Notes, 0.25%, 2/15/15	13,000,000	13,002,028
U.S. Treasury Notes, 2.375%, 2/28/15	2,300,000	2,393,527
U.S. Treasury Notes, 1.875%, 6/30/15	16,700,000	17,298,862
U.S. Treasury Notes, 0.25%, 7/15/15	14,500,000	14,492,069
U.S. Treasury Notes, 1.75%, 7/31/15	41,600,000	43,020,266
U.S. Treasury Notes, 0.375%, 11/15/15	3,000,000	3,005,157
U.S. Treasury Notes, 1.375%, 11/30/15	24,200,000	24,874,962
U.S. Treasury Notes, 0.25%, 12/15/15	3,000,000	2,994,141
U.S. Treasury Notes, 2.125%, 12/31/15	8,000,000	8,392,504
U.S. Treasury Notes, 1.50%, 6/30/16	19,200,000	19,878,010
U.S. Treasury Notes, 1.50%, 7/31/16	9,800,000	10,149,889
TOTAL U.S. TREASURY SECURITIES (Cost $340,314,843)		341,308,306
Collateralized Mortgage Obligations(1) — 11.0%
FHLMC, Series 2430, Class QC, 5.50%, 2/15/17	1,593,910	1,648,561
FHLMC, Series 2624, Class FE SEQ, VRN, 0.50%, 4/15/13	214,566	214,715
FHLMC, Series 2650, Class PN, 4.50%, 12/15/32	4,078,493	4,320,851
FHLMC, Series 2684, Class FP, VRN, 0.70%, 4/15/13	997,636	1,000,522
FHLMC, Series 2718, Class FW, VRN, 0.55%, 4/15/13	831,043	832,189
FHLMC, Series 2779, Class FM SEQ, VRN, 0.55%, 4/15/13	150,863	151,171
FHLMC, Series 3501, Class AC SEQ, 4.00%, 8/15/23	2,014,873	2,109,097
FHLMC, Series 3562, Class KB SEQ, 4.00%, 11/15/22	1,570,665	1,610,225
FHLMC, Series 3575, Class A SEQ, 4.00%, 11/15/22	1,370,706	1,395,483
FHLMC, Series 3831, Class CG, 3.00%, 10/15/18	1,048,188	1,087,485
FHLMC, Series 3842, Class JB, 2.00%, 9/15/18	3,112,999	3,183,487
FNMA, Series 2002-5, Class PJ, 6.00%, 10/25/21	112,486	113,754
FNMA, Series 2003-108, Class BE SEQ, 4.00%, 11/25/18	945,625	1,001,279
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	2,498,466	2,660,061
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	4,487,712	4,775,675
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	1,575,110	1,666,772
FNMA, Series 2003-17, Class FN, VRN, 0.50%, 4/25/13	1,737,550	1,747,075
FNMA, Series 2003-42, Class FK, VRN, 0.60%, 4/25/13	364,060	364,809
FNMA, Series 2003-43, Class LF, VRN, 0.55%, 4/25/13	445,137	446,021
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	3,852,389	4,193,795
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	2,380,208	2,512,684

11

Principal Amount	Value
FNMA, Series 2006-60, Class KF, VRN, 0.50%, 4/25/13	$3,765,331	$3,782,908
FNMA, Series 2010-83, Class CM SEQ, 4.50%, 3/25/25	3,570,628	3,738,349
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	720,300	748,026
GNMA, Series 2010-14, Class QF, VRN, 0.65%, 4/16/13	2,678,130	2,718,499
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $47,752,706)		48,023,493
U.S. Government Agency Mortgage-Backed Securities(1) — 6.9%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 6.6%
FHLMC, VRN, 2.08%, 4/15/13	1,477,943	1,529,373
FHLMC, VRN, 2.26%, 4/15/13	52,106	52,794
FHLMC, VRN, 2.50%, 4/15/13	24,742	24,995
FHLMC, VRN, 2.58%, 4/15/13	794,440	833,330
FHLMC, VRN, 2.68%, 4/15/13	3,293,682	3,462,805
FHLMC, VRN, 2.70%, 4/15/13	831,291	888,652
FHLMC, VRN, 2.75%, 4/15/13	3,339,340	3,589,306
FHLMC, VRN, 2.76%, 4/15/13	34,865	35,039
FHLMC, VRN, 3.57%, 4/15/13	1,692,879	1,797,879
FHLMC, VRN, 3.76%, 4/15/13	1,901,145	2,014,606
FHLMC, VRN, 4.02%, 4/15/13	524,945	562,433
FHLMC, VRN, 4.03%, 4/15/13	745,616	794,461
FHLMC, VRN, 5.43%, 4/15/13	371,035	398,090
FHLMC, VRN, 6.14%, 4/15/13	402,057	434,995
FNMA, VRN, 1.875%, 4/25/13	23,066	24,039
FNMA, VRN, 1.94%, 4/25/13	11,326	11,900
FNMA, VRN, 2.00%, 4/25/13	974,815	1,026,543
FNMA, VRN, 2.02%, 4/25/13	41,808	44,195
FNMA, VRN, 2.05%, 4/25/13	1,884,488	2,003,243
FNMA, VRN, 2.08%, 4/25/13	24,915	26,273
FNMA, VRN, 2.14%, 4/25/13	24,936	25,582
FNMA, VRN, 2.18%, 4/25/13	7,747	7,796
FNMA, VRN, 2.20%, 4/25/13	30,413	30,589
FNMA, VRN, 2.26%, 4/25/13	9,132	9,572
FNMA, VRN, 2.29%, 4/25/13	18,474	19,710
FNMA, VRN, 2.375%, 4/25/13	4,417	4,437
FNMA, VRN, 2.42%, 4/25/13	10,287	10,937
FNMA, VRN, 2.43%, 4/25/13	134,015	143,235
FNMA, VRN, 2.50%, 4/25/13	2,418	2,477
FNMA, VRN, 2.75%, 4/25/13	13,015	13,870
FNMA, VRN, 2.75%, 4/25/13	5,411	5,723
FNMA, VRN, 2.77%, 4/25/13	737,135	773,673
FNMA, VRN, 3.06%, 4/25/13	1,751,042	1,843,905
FNMA, VRN, 3.35%, 4/25/13	2,319,389	2,446,106
FNMA, VRN, 3.35%, 4/25/13	424,131	450,412
FNMA, VRN, 3.85%, 4/25/13	594,220	631,158
FNMA, VRN, 3.875%, 4/25/13	6,379	6,426
FNMA, VRN, 3.90%, 4/25/13	1,531,413	1,636,843
FNMA, VRN, 3.99%, 4/25/13	26,388	28,162
FNMA, VRN, 4.15%, 4/25/13	57,050	57,251
FNMA, VRN, 4.16%, 4/25/13	8,604	8,636
FNMA, VRN, 5.43%, 4/25/13	485,264	524,400
FNMA, VRN, 5.95%, 4/25/13	645,824	706,705
FNMA, VRN, 6.19%, 4/25/13	3,367	3,383
FNMA, VRN, 7.49%, 4/25/13	2,640	2,733
GNMA, VRN, 1.75%, 4/20/13	6,386	6,718
GNMA, VRN, 2.125%, 4/20/13	10,775	11,262
GNMA, VRN, 3.00%, 4/20/13	38,658	40,517
		29,007,169
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.3%
FHLMC, 7.00%, 11/1/13	858	868
FHLMC, 7.00%, 12/1/14	2,396	2,478
FHLMC, 6.00%, 1/1/15	70,834	72,775
FHLMC, 7.50%, 5/1/16	48,978	51,392
FHLMC, 5.50%, 11/1/17	180,186	193,135
FNMA, 6.00%, 6/1/13	533	536
FNMA, 6.00%, 1/1/14	902	913
FNMA, 6.00%, 7/1/14	10,891	11,185
FNMA, 5.50%, 4/1/16	50,401	54,031
FNMA, 7.00%, 5/1/32	276,912	329,913
FNMA, 7.00%, 5/1/32	136,909	163,113
FNMA, 7.00%, 6/1/32	22,130	26,391
FNMA, 7.00%, 6/1/32	136,058	162,099
FNMA, 7.00%, 8/1/32	190,449	226,901
GNMA, 9.50%, 11/20/19	4,415	4,653
		1,300,383

12

	Principal Amount	Value
		$30,307,552
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $29,342,946)
U.S. Government Agency Securities — 3.1%
FHLB, 3.625%, 10/18/13	$141,000	143,707
FHLB, 0.875%, 12/27/13	159,000	159,863
FHLB, 0.375%, 1/29/14	127,000	127,232
FHLB, Series 467, 5.25%, 6/18/14	276,000	293,120
FHLB, Series 1, 1.00%, 6/21/17	684,000	691,582
FHLMC, 2.00%, 8/25/16	2,400,000	2,520,948
FHLMC, Series 1, 0.75%, 1/12/18	1,350,000	1,343,959
FHLMC, 0.875%, 3/7/18	650,000	649,810
FNMA, 0.50%, 3/30/16	5,100,000	5,109,675
FNMA, 1.375%, 11/15/16	1,500,000	1,546,308
FNMA, 0.875%, 2/8/18	720,000	719,078
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $13,263,898)		13,305,282
Temporary Cash Investments — 0.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $197,589), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $193,677)		193,675
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $593,087), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $581,034)		581,026

	Shares	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $197,623), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $193,678)		$193,676
SSgA U.S. Government Money Market Fund	1,292,150	1,292,150
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,260,527)		2,260,527
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $432,934,920)		435,205,160
OTHER ASSETS AND LIABILITIES — 0.4%		1,581,349
TOTAL NET ASSETS — 100.0%		$436,786,509

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Final maturity date indicated, unless otherwise noted.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $432,934,920)	$435,205,160
Receivable for investments sold	11,198,999
Receivable for capital shares sold	37,043
Interest receivable	1,301,866
447,743,068

Liabilities
Payable for investments purchased	10,342,752
Payable for capital shares redeemed	405,450
Accrued management fees	196,292
Distribution and service fees payable	11,321
Dividends payable	744
10,956,559

Net Assets	$436,786,509

Net Assets Consist of:
Capital paid in	$434,455,551
Undistributed net investment income	128,558
Accumulated net realized loss	(67,840)
Net unrealized appreciation	2,270,240
$436,786,509

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$346,146,785	35,630,242	$9.71
Institutional Class	$48,241,809	4,963,241	$9.72
A Class	$38,902,365	4,006,375	$9.71	*
C Class	$3,322,209	345,730	$9.61
R Class	$173,341	17,885	$9.69
*Maximum offering price $9.93 (net asset value divided by 0.9775).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$3,706,946

Expenses:
Management fees	2,856,298
Distribution and service fees:
A Class	113,214
C Class	37,160
R Class	1,452
Trustees’ fees and expenses	30,162
Other expenses	1,802
3,040,088

Net investment income (loss)	666,858

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (see Note 4)	3,237,647
Change in net unrealized appreciation (depreciation) on investments	(1,275,260)

Net realized and unrealized gain (loss)	1,962,387

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,629,245

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$666,858	$4,470,929
Net realized gain (loss)	3,237,647	11,336,756
Change in net unrealized appreciation (depreciation)	(1,275,260)	(2,024,958)
Net increase (decrease) in net assets resulting from operations	2,629,245	13,782,727

Distributions to Shareholders
From net investment income:
Investor Class	(1,101,074)	(4,715,657)
Institutional Class	(602,121)	(334,144)
A Class	(35,276)	(240,554)
R Class	—	(52)
From net realized gains:
Investor Class	(2,209,500)	(4,929,949)
Institutional Class	(204,866)	(849)
A Class	(240,344)	(818,530)
C Class	(20,594)	(24,091)
R Class	(2,341)	(663)
Decrease in net assets from distributions	(4,416,116)	(11,064,489)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(438,075,898)	(27,440,524)

Net increase (decrease) in net assets	(439,862,769)	(24,722,286)

Net Assets
Beginning of period	876,649,278	901,371,564
End of period	$436,786,509	$876,649,278

Undistributed net investment income	$128,558	$102,749

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.55% for the Investor Class, A Class, C Class and R Class and 0.35% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC. Certain directors of ACC are officers and directors of other entities which own, in aggregate, 11% of the outstanding shares of the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $427,789,294 and $848,229,913, respectively, all of which are U.S. Treasury and Government Agency obligations.

For the year ended March 31, 2013, the fund incurred net realized gains of $1,215,725 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	5,322,936	$51,935,819	28,084,634	$274,673,670
Issued in reinvestment of distributions	328,574	3,197,224	958,404	9,379,075
Redeemed	(18,777,266)	(183,183,924)	(67,941,132)	(664,494,310)
	(13,125,756)	(128,050,881)	(38,898,094)	(380,441,565)
Institutional Class
Sold	2,209,529	21,481,319	39,046,598	381,485,607
Issued in reinvestment of distributions	69,643	679,577	34,302	334,993
Redeemed	(31,455,585)	(307,298,472)	(4,954,735)	(48,268,759)
	(29,176,413)	(285,137,576)	34,126,165	333,551,841
A Class
Sold	2,206,574	21,544,169	34,121,019	335,257,655
Issued in reinvestment of distributions	27,921	271,568	107,738	1,053,627
Redeemed	(4,733,059)	(46,210,898)	(32,625,096)	(320,174,410)
	(2,498,564)	(24,395,161)	1,603,661	16,136,872
C Class
Sold	187,464	1,821,527	369,246	3,617,725
Issued in reinvestment of distributions	2,055	19,806	2,193	21,385
Redeemed	(223,307)	(2,164,714)	(66,108)	(646,818)
	(33,788)	(323,381)	305,331	2,992,292
R Class
Sold	35,069	342,097	32,669	319,340
Issued in reinvestment of distributions	70	682	73	715
Redeemed	(52,582)	(511,678)	(2)	(19)
	(17,443)	(168,899)	32,740	320,036
Net increase (decrease)	(44,851,964)	$(438,075,898)	(2,830,197)	$(27,440,524)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$341,308,306	—
Collateralized Mortgage Obligations	—	48,023,493	—
U.S. Government Agency Mortgage-Backed Securities	—	30,307,552	—
U.S. Government Agency Securities	—	13,305,282	—
Temporary Cash Investments	$1,292,150	968,377	—
Total Value of Investment Securities	$1,292,150	$433,913,010	—

7. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$2,852,976	$8,520,284
Long-term capital gains	$1,563,140	$2,544,205

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$433,032,421
Gross tax appreciation of investments	$2,270,611
Gross tax depreciation of investments	(97,872)
Net tax appreciation (depreciation) of investments	$2,172,739
Other book-to-tax adjustments	$(73,954)
Undistributed ordinary income	$219,313
Accumulated long-term gains	$12,860

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to inflation adjustments on Treasury inflation-protected securities. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$9.76	0.01	0.03	0.04	(0.03)	(0.06)	(0.09)	$9.71	0.33%	0.55%	0.11%	77%	$346,147
2012	$9.73	0.05	0.10	0.15	(0.06)	(0.06)	(0.12)	$9.76	1.59%	0.56%	0.51%	139%	$475,832
2011	$9.72	0.09	0.07	0.16	(0.10)	(0.05)	(0.15)	$9.73	1.60%	0.56%	0.94%	75%	$852,802
2010	$9.66	0.15	0.07	0.22	(0.16)	—	(0.16)	$9.72	2.25%	0.56%	1.57%	158%	$991,464
2009	$9.65	0.29	0.01	0.30	(0.29)	—	(0.29)	$9.66	3.17%	0.57%	2.99%	142%	$971,230
Institutional Class
2013	$9.76	0.04	0.03	0.07	(0.05)	(0.06)	(0.11)	$9.72	0.64%	0.35%	0.31%	77%	$48,242
2012	$9.73	0.04	0.13	0.17	(0.08)	(0.06)	(0.14)	$9.76	1.79%	0.36%	0.71%	139%	$333,284
2011	$9.73	0.11	0.06	0.17	(0.12)	(0.05)	(0.17)	$9.73	1.70%	0.36%	1.14%	75%	$131
2010(3)	$9.76	0.01	(0.03)	(0.02)	(0.01)	—	(0.01)	$9.73	(0.20)%	0.36%(4)	1.33%(4)	158%(5)	$25
A Class(6)
2013	$9.76	(0.02)	0.04	0.02	(0.01)	(0.06)	(0.07)	$9.71	0.14%	0.80%	(0.14)%	77%	$38,902
2012	$9.73	0.02	0.11	0.13	(0.04)	(0.06)	(0.10)	$9.76	1.33%	0.81%	0.26%	139%	$63,497
2011	$9.72	0.07	0.06	0.13	(0.07)	(0.05)	(0.12)	$9.73	1.35%	0.81%	0.69%	75%	$47,692
2010	$9.66	0.13	0.06	0.19	(0.13)	—	(0.13)	$9.72	2.00%	0.81%	1.32%	158%	$74,654
2009	$9.65	0.24	0.03	0.27	(0.26)	—	(0.26)	$9.66	2.91%	0.82%	2.74%	142%	$65,170

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$9.72	(0.09)	0.04	(0.05)	—	(0.06)	(0.06)	$9.61	(0.55)%	1.55%	(0.89)%	77%	$3,322
2012	$9.73	(0.06)	0.11	0.05	—	(0.06)	(0.06)	$9.72	0.55%	1.56%	(0.49)%	139%	$3,691
2011	$9.73	(0.01)	0.06	0.05	—(7)	(0.05)	(0.05)	$9.73	0.53%	1.56%	(0.06)%	75%	$722
2010(3)	$9.76	—(7)	(0.03)	(0.03)	—(7)	—	—(7)	$9.73	(0.30)%	1.56%(4)	0.13%(4)	158%(5)	$25
R Class
2013	$9.76	(0.03)	0.02	(0.01)	—(7)	(0.06)	(0.06)	$9.69	(0.14)%	1.05%	(0.39)%	77%	$173
2012	$9.73	(0.01)	0.12	0.11	(0.02)	(0.06)	(0.08)	$9.76	1.15%	1.06%	0.01%	139%	$345
2011	$9.73	0.04	0.06	0.10	(0.05)	(0.05)	(0.10)	$9.73	0.99%	1.06%	0.44%	75%	$25
2010(3)	$9.76	0.01	(0.03)	(0.02)	(0.01)	—	(0.01)	$9.73	(0.26)%	1.06%(4)	0.63%(4)	158%(5)	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	March 1, 2010 (commencement of sale) through March 31, 2010.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.
(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(7)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust
and Shareholders of the Short-Term Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Government Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors(investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

28

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,563,140, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $1,110,227 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78342   1305

ANNUAL REPORT   MARCH 31, 2013

Capital Preservation Fund

President’s Letter	2
Market Perspective	3
Performance	4
Fund Characteristics	5
Shareholder Fee Example	6
Schedule of Investments	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Notes to Financial Statements	12
Financial Highlights	15
Report of Independent Registered Public Accounting Firm	16
Management	17
Additional Information	20

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPFXX	0.01%(1)	0.19%(1)	1.41%(1)	4.15%(1)	10/13/72

(1)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class 0.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Fund Characteristics

MARCH 31, 2013
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.37%
7-Day Effective Yield
After waiver(1)	0.01%
(1)Yields would have been lower if a portion of the management fee had not been waived.

Portfolio at a Glance
Weighted Average Maturity	57 days
Weighted Average Life	57 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	35%
31-90 days	48%
91-180 days	10%
More than 180 days	7%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,000.00	$0.50	0.10%
Investor Class (before waiver)	$1,000	$1,000.00(2)	$2.39	0.48%
Hypothetical
Investor Class (after waiver)	$1,000	$1,024.43	$0.50	0.10%
Investor Class (before waiver)	$1,000	$1,022.54	$2.42	0.48%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
U.S. Treasury Bills(1) — 83.3%
U.S. Treasury Bill, 0.08%, 4/4/13	$125,000,000	$124,999,167
U.S. Treasury Bill, 0.07%, 4/11/13	100,000,000	99,998,194
U.S. Treasury Bill, 0.14%, 4/11/13	32,000,000	31,998,733
U.S. Treasury Bill, 0.07%, 4/18/13	120,000,000	119,996,033
U.S. Treasury Bill, 0.10%, 4/18/13	85,000,000	84,996,187
U.S. Treasury Bill, 0.15%, 4/18/13	40,000,000	39,997,214
U.S. Treasury Bill, 0.07%, 4/25/13	250,000,000	249,988,333
U.S. Treasury Bill, 0.13%, 4/25/13	50,000,000	49,995,833
U.S. Treasury Bill, 0.08%, 5/2/13	150,000,000	149,989,990
U.S. Treasury Bill, 0.15%, 5/9/13	70,000,000	69,989,286
U.S. Treasury Bill, 0.15%, 5/16/13	50,000,000	49,990,625
U.S. Treasury Bill, 0.11%, 5/23/13	95,000,000	94,984,906
U.S. Treasury Bill, 0.14%, 5/23/13	40,000,000	39,992,200
U.S. Treasury Bill, 0.12%, 5/30/13	150,000,000	149,969,885
U.S. Treasury Bill, 0.14%, 5/30/13	100,000,000	99,977,056
U.S. Treasury Bill, 0.11%, 6/6/13	175,000,000	174,964,708
U.S. Treasury Bill, 0.09%, 6/13/13	50,000,000	49,990,875
U.S. Treasury Bill, 0.09%, 6/20/13	175,000,000	174,966,945
U.S. Treasury Bill, 0.08%, 6/27/13	65,000,000	64,987,433

	Principal Amount/Shares	Value
U.S. Treasury Bill, 0.09%, 6/27/13	$7,000,000	$6,998,478
U.S. Treasury Bill, 0.11%, 7/11/13	25,000,000	24,992,635
U.S. Treasury Bill, 0.11%, 7/18/13	50,000,000	49,984,250
U.S. Treasury Bill, 0.11%, 8/8/13	50,000,000	49,980,292
U.S. Treasury Bill, 0.11%, 9/26/13	150,000,000	149,922,125
TOTAL U.S. TREASURY BILLS		2,203,651,383
U.S. Treasury Notes(1) — 11.4%
U.S. Treasury Note, 0.625%, 4/30/13	82,000,000	82,031,065
U.S. Treasury Note, 3.125%, 4/30/13	50,000,000	50,115,547
U.S. Treasury Note, 1.375%, 5/15/13	75,000,000	75,116,545
U.S. Treasury Note, 0.375%, 6/30/13	50,000,000	50,035,858
U.S. Treasury Note, 3.375%, 6/30/13	9,000,000	9,072,293
U.S. Treasury Note, 3.125%, 8/31/13	10,000,000	10,121,504
U.S. Treasury Note, 2.75%, 10/31/13	25,000,000	25,369,512
TOTAL U.S. TREASURY NOTES		301,862,324
Temporary Cash Investments — 0.2%
SSgA U.S. Government Money Market Fund	4,744,744	4,744,744
TOTAL INVESTMENT SECURITIES — 94.9%		2,510,258,451
OTHER ASSETS AND LIABILITIES(2) — 5.1%		133,689,287
NET ASSETS — 100.0%		$2,643,947,738

Notes to Schedule of Investments

(1)	The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.
(2)	Amount related primarily to receivable for investments sold, but not settled, at period end.

See Notes to Financial Statements.

8

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,510,258,451
Receivable for investments sold	132,001,797
Receivable for capital shares sold	1,889,747
Interest receivable	1,693,772
2,645,843,767

Liabilities
Payable for capital shares redeemed	1,692,381
Accrued management fees	203,422
Dividends payable	226
1,896,029

Net Assets	$2,643,947,738

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,643,952,718

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,643,948,745
Disbursements in excess of net investment income	(226)
Accumulated net realized loss	(781)
$2,643,947,738

See Notes to Financial Statements.

9

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$2,790,246

Expenses:
Management fees	12,785,338
Trustees’ fees and expenses	130,807
Other expenses	1,931
12,918,076
Fees waived	(10,386,131)
2,531,945

Net investment income (loss)	258,301

Net realized gain (loss) on investment transactions	29,720

Net Increase (Decrease) in Net Assets Resulting from Operations	$288,021

See Notes to Financial Statements.

10

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$258,301	$284,579
Net realized gain (loss)	29,720	(25,261)
Net increase (decrease) in net assets resulting from operations	288,021	259,318

Distributions to Shareholders
From net investment income	(265,160)	(284,579)
From net realized gains	—	(3,628)
Decrease in net assets from distributions	(265,160)	(288,207)

Capital Share Transactions
Proceeds from shares sold	1,237,771,092	1,456,843,983
Proceeds from reinvestment of distributions	261,429	260,076
Payments for shares redeemed	(1,395,900,397)	(1,568,500,998)
Net increase (decrease) in net assets from capital share transactions	(157,867,876)	(111,396,939)

Net increase (decrease) in net assets	(157,845,015)	(111,425,828)

Net Assets
Beginning of period	2,801,792,753	2,913,218,581
End of period	$2,643,947,738	$2,801,792,753

Disbursements in excess of net investment income	$(226)	—

Transactions in Shares of the Fund
Sold	1,237,771,092	1,456,843,983
Issued in reinvestment of distributions	261,429	260,076
Redeemed	(1,395,900,397)	(1,568,500,998)
Net increase (decrease) in shares of the fund	(157,867,876)	(111,396,939)

See Notes to Financial Statements.

11

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Securities are generally valued at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value per share. When such valuations do not reflect fair value, securities are valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. The fund may make short-term capital gains distributions to comply with the distribution requirements of the Internal Revenue Code. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions.

12

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1370% to 0.2500%. The rates for the Complex Fee range from 0.2500% to 0.3100%. In order to maintain a positive yield, ACIM may voluntarily waive a portion of its management fee on a daily basis. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee for the year ended March 31, 2013 was 0.47% before waiver and 0.09% after waiver.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

13

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Bills	—	$2,203,651,383	—
U.S. Treasury Notes	—	301,862,324	—
Temporary Cash Investments	$4,744,744	—	—
Total Value of Investment Securities	$4,744,744	$2,505,513,707	—

5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$260,252	$288,207
Long-term capital gains	—	—
Tax return of capital	$4,908	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the fund had post-October capital loss deferrals of $(781), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

14

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Income From Investment Operations: Net Investment Income (Loss)	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2013	$1.00	—(2)	—(2)	—	—(2)	$1.00	0.01%	0.09%	0.48%	0.01%	(0.38)%	$2,643,948
2012	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.06%	0.48%	0.01%	(0.41)%	$2,801,793
2011	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.17%	0.48%	0.01%	(0.30)%	$2,913,219
2010	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.28%	0.48%	0.01%	(0.19)%	$3,153,367
2009	$1.00	0.01	(0.01)	—	(0.01)	$1.00	0.91%	0.49%	0.49%	0.87%	0.87%	$3,568,285

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

15

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust and
Shareholders of the Capital Preservation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Capital Preservation Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

16

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

17

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

18

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

19

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

20

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78338   1305

ANNUAL REPORT   MARCH 31, 2013

Government Bond Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	2.36%	4.63%	4.44%	7.23%	5/16/80
Barclays U.S. Government/MBS Index	—	2.55%	4.78%	4.75%	8.22%(1)	—
Institutional Class	ABTIX	2.56%	—	—	4.50%	3/1/10
A Class(2) No sales charge* With sales charge*	ABTAX	2.10% -2.50%	4.37% 3.42%	4.19% 3.71%	5.22% 4.90%	10/9/97
C Class	ABTCX	1.35%	—	—	3.26%	3/1/10
R Class	ABTRX	1.85%	—	—	3.78%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Performance information prior to September 3, 2002, is that of the American Century Treasury Fund, all of the net assets of which were acquired by Government Bond pursuant to a plan of reorganization approved by Treasury Fund shareholders on August 2, 2002.

(1)	Since 5/31/80, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.48%	0.28%	0.73%	1.48%	0.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman, and Jim Platz

Performance Summary

Government Bond returned 2.36%* for the 12 months ended March 31, 2013. By comparison, the portfolio’s benchmark, the Barclays U.S. Government/MBS Index, returned 2.55%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Government Bond’s absolute return reflected the positive performance of intermediate- and long-term government-backed securities during the period. Relative to the benchmark, the main detractor was an overweight position to mortgage-backed securities (MBS) and corresponding underweight positions to Treasury and agency securities during the reporting period, when those sectors outperformed.

Treasuries Outperformed Agencies, MBS

With U.S. Treasury yields remaining at relatively low levels, we maintained an underweight position in Treasuries and agencies and an overweight position in the higher-yielding MBS sector throughout the 12-month period. This positioning slightly detracted from fund performance, as Treasuries generally outperformed MBS and other government agency securities in the portfolio’s maturity range. The Federal Reserve’s (the Fed’s) ongoing stimulus programs, combined with flight-to-quality-inspired demand for Treasuries early in the reporting period, caused yields on longer-term Treasury notes and bonds to decline, generating positive returns for the broad Treasury benchmark.

Meanwhile, rising mortgage prepayment levels (due to mortgage-holders refinancing to take advantage of historically low mortgage rates) weighed on MBS performance for much of the period. Nevertheless, the mortgage sector rallied in late-2012, following the Fed’s mid-September announcement of a third round of quantitative easing (QE3), or the monthly purchase of $40 billion in agency MBS. (The Fed later expanded QE3 to include $45 billion in monthly Treasury purchases.) But, sentiment toward mortgage securities shifted early in 2013. Housing and job market gains sparked economic optimism, which led to speculation the Fed would scale back its MBS purchases earlier than originally expected. Concerns about mortgage prepayments gave way to the potential for extension risk—that is, the risk that mortgage securities will be prepaid at a slower pace, thus limiting investors’ ability to capitalize on higher interest rates because their investments remain locked in at lower rates for longer periods of time.

Selection Among MBS Helped Results

Security selection within the portfolio’s mortgage component contributed positively to the 12-month return. In particular, we maintained a modest overweight to higher-yielding collateralized mortgage obligations (CMOs) and a neutral weighting to traditional government agency pass-through MBS. This positioning helped the portfolio’s performance, because CMOs outperformed traditional MBS. Investors generally favored “structured mortgage products,” such as CMOs, which generally experience less refinancing-associated price volatility, while offering more-predictable cash flows.

*All fund returns referenced in this commentary are for Investor Class shares.

6

A position in loan balance paper, which provides exposure to mortgage pools with lower average loan balances and less susceptibility to prepayments, also boosted the fund’s relative performance. We exited the position at a profit late in 2012, believing these securities had reached their near-term value potential. At the same time, we added exposure to hybrid agency adjustable-rate mortgages (ARMs). These securities combine the characteristics of fixed- and adjustable-rate mortgages, with rates fixed for a set period of time before adjusting periodically according to a specific index. We believe the short duration (price sensitivity to interest rate changes) and low supply of hybrid ARMs should benefit portfolio performance when mortgage rates begin to rise.

Inflation Outlook Prompted TIPS Overweight

Within the Treasury allocation, we maintained a small overweight position to Treasury inflation-protected securities (TIPS). We believe the Fed’s open-ended quantitative easing program likely will lead to higher long-term inflation than is currently accounted for in the financial markets, and TIPS should benefit from such a scenario.

Outlook

“In 2013, we expect economic growth to remain subpar, with U.S. growth remaining between 1% and 3%,” says the Fixed Income Macro Strategy Team at American Century Investments. “Despite improvements in employment and housing, we believe the odds of a sustained upside breakout in growth in 2013 remain limited, given the headwinds of fiscal consolidation, higher taxes, and increased regulation.

“In the near term, we believe interest rates likely will remain in a fairly tight range. Longer term, the bias is for rates to trend higher.”

In that context, we will maintain our disciplined, relative-value approach to portfolio management, emphasizing careful security selection and risk management. We are likely to keep the fund’s duration close to that of the benchmark, and in terms of sector allocation, we continue to favor a modest overweight to MBS, focusing on structured mortgage products over traditional pass-through mortgage securities.

7

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	4.8 years
Weighted Average Life	5.2 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	48.2%
U.S. Government Agency Mortgage-Backed Securities	46.1%
Collateralized Mortgage Obligations	7.9%
U.S. Government Agency Securities	3.4%
Temporary Cash Investments	7.3%
Other Assets and Liabilities	(12.9)%*

*Amount relates primarily to payable for investments purchased, but not settled, at period end.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$996.30	$2.34	0.47%
Institutional Class	$1,000	$996.40	$1.34	0.27%
A Class	$1,000	$995.00	$3.58	0.72%
C Class	$1,000	$990.50	$7.30	1.47%
R Class	$1,000	$992.90	$4.82	0.97%
Hypothetical
Investor Class	$1,000	$1,022.59	$2.37	0.47%
Institutional Class	$1,000	$1,023.59	$1.36	0.27%
A Class	$1,000	$1,021.34	$3.63	0.72%
C Class	$1,000	$1,017.60	$7.39	1.47%
R Class	$1,000	$1,020.10	$4.89	0.97%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
U.S. Treasury Securities — 48.2%
U.S. Treasury Bonds, 10.625%, 8/15/15	$6,250,000	$7,776,856
U.S. Treasury Bonds, 8.125%, 8/15/21	14,247,000	21,752,277
U.S. Treasury Bonds, 7.125%, 2/15/23	10,700,000	15,931,294
U.S. Treasury Bonds, 6.75%, 8/15/26	3,000,000	4,561,407
U.S. Treasury Bonds, 6.625%, 2/15/27	4,500,000	6,809,765
U.S. Treasury Bonds, 6.125%, 11/15/27	1,100,000	1,606,859
U.S. Treasury Bonds, 5.50%, 8/15/28	7,500,000	10,407,420
U.S. Treasury Bonds, 5.25%, 2/15/29	5,000,000	6,789,065
U.S. Treasury Bonds, 5.375%, 2/15/31	4,200,000	5,849,155
U.S. Treasury Bonds, 3.50%, 2/15/39	4,000,000	4,358,124
U.S. Treasury Bonds, 4.25%, 5/15/39	7,000,000	8,618,750
U.S. Treasury Bonds, 4.375%, 11/15/39	11,200,000	14,061,253
U.S. Treasury Bonds, 4.625%, 2/15/40	10,500,000	13,695,938
U.S. Treasury Bonds, 4.375%, 5/15/41	10,000,000	12,570,310
U.S. Treasury Bonds, 3.125%, 11/15/41	15,000,000	15,121,875
U.S. Treasury Bonds, 2.75%, 11/15/42	14,800,000	13,750,132
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	5,373,511	5,800,033
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	12,016,560	13,115,883
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	11,173,680	12,079,798
U.S. Treasury Notes, 3.625%, 5/15/13	15,000,000	15,066,210
U.S. Treasury Notes, 0.375%, 7/31/13	22,000,000	22,023,210
U.S. Treasury Notes, 0.75%, 8/15/13	20,000,000	20,050,000
U.S. Treasury Notes, 0.125%, 9/30/13	15,000,000	15,002,340
U.S. Treasury Notes, 0.50%, 10/15/13	10,000,000	10,022,660
U.S. Treasury Notes, 0.75%, 12/15/13	22,500,000	22,598,438
U.S. Treasury Notes, 1.25%, 3/15/14	8,000,000	8,083,440
U.S. Treasury Notes, 1.25%, 4/15/14	14,000,000	14,157,500
U.S. Treasury Notes, 0.50%, 10/15/14	5,000,000	5,021,875
U.S. Treasury Notes, 0.25%, 7/15/15	15,000,000	14,991,795
U.S. Treasury Notes, 1.75%, 7/31/15	9,200,000	9,514,097
U.S. Treasury Notes, 0.375%, 11/15/15	20,000,000	20,034,380
U.S. Treasury Notes, 1.375%, 11/30/15	10,000,000	10,278,910
U.S. Treasury Notes, 0.25%, 12/15/15	12,000,000	11,976,564
U.S. Treasury Notes, 2.125%, 12/31/15	27,053,000	28,380,301
U.S. Treasury Notes, 0.375%, 3/15/16	5,000,000	5,004,300
U.S. Treasury Notes, 1.50%, 6/30/16	16,700,000	17,289,727
U.S. Treasury Notes, 1.50%, 7/31/16	62,000,000	64,213,586
U.S. Treasury Notes, 4.875%, 8/15/16	14,000,000	16,083,592
U.S. Treasury Notes, 0.875%, 1/31/17	16,200,000	16,418,959
U.S. Treasury Notes, 0.75%, 6/30/17	19,000,000	19,115,786
U.S. Treasury Notes, 2.375%, 7/31/17	20,000,000	21,501,560
U.S. Treasury Notes, 4.75%, 8/15/17	11,950,000	14,084,198
U.S. Treasury Notes, 0.75%, 10/31/17	26,000,000	26,087,360
U.S. Treasury Notes, 1.875%, 10/31/17	30,000,000	31,626,570
U.S. Treasury Notes, 0.75%, 12/31/17(1)	11,000,000	11,021,483
U.S. Treasury Notes, 0.875%, 1/31/18	21,500,000	21,651,167
U.S. Treasury Notes, 0.75%, 2/28/18	3,500,000	3,501,369
U.S. Treasury Notes, 2.625%, 4/30/18	2,000,000	2,184,688
U.S. Treasury Notes, 1.50%, 8/31/18	7,000,000	7,241,717
U.S. Treasury Notes, 1.375%, 9/30/18	18,000,000	18,496,404

11

Principal Amount	Value
U.S. Treasury Notes, 1.375%, 11/30/18	$34,000,000	$34,887,196
U.S. Treasury Notes, 1.00%, 11/30/19	2,600,000	2,575,625
U.S. Treasury Notes, 2.625%, 8/15/20	4,000,000	4,373,124
U.S. Treasury Notes, 3.625%, 2/15/21	8,000,000	9,328,752
U.S. Treasury Notes, 2.125%, 8/15/21	9,000,000	9,412,740
U.S. Treasury Notes, 2.00%, 2/15/22	14,000,000	14,404,684
U.S. Treasury Notes, 1.625%, 11/15/22	7,000,000	6,882,967
U.S. Treasury Notes, 2.00%, 2/15/23	13,500,000	13,683,519
TOTAL U.S. TREASURY SECURITIES (Cost $782,711,353)		812,928,987
U.S. Government Agency Mortgage-Backed Securities(2) — 46.1%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 5.4%
FHLMC, VRN, 2.08%, 4/15/13	4,926,477	5,097,911
FHLMC, VRN, 2.58%, 4/15/13	2,526,958	2,650,660
FHLMC, VRN, 2.68%, 4/15/13	6,515,876	6,850,452
FHLMC, VRN, 2.91%, 4/15/13	11,127,154	11,721,290
FHLMC, VRN, 3.57%, 4/15/13	3,753,097	3,985,880
FHLMC, VRN, 3.76%, 4/15/13	4,429,508	4,693,863
FHLMC, VRN, 4.02%, 4/15/13	1,479,698	1,585,366
FHLMC, VRN, 4.03%, 4/15/13	1,172,607	1,249,423
FHLMC, VRN, 5.21%, 4/15/13	3,612,537	3,851,471
FHLMC, VRN, 5.57%, 4/15/13	4,099,306	4,448,789
FNMA, VRN, 2.77%, 4/25/13	2,340,399	2,456,406
FNMA, VRN, 2.83%, 4/25/13	963,950	1,039,259
FNMA, VRN, 3.06%, 4/25/13	4,476,460	4,713,861
FNMA, VRN, 3.35%, 4/25/13	5,036,905	5,312,088
FNMA, VRN, 3.35%, 4/25/13	2,925,590	3,106,867
FNMA, VRN, 3.60%, 4/25/13	2,801,315	2,980,172
FNMA, VRN, 3.90%, 4/25/13	3,515,391	3,757,406
FNMA, VRN, 5.43%, 4/25/13	1,941,055	2,097,602
FNMA, VRN, 5.95%, 4/25/13	6,953,926	7,609,459
GNMA, VRN, 1.625%, 4/20/13	2,191,695	2,286,306
GNMA, VRN, 1.625%, 4/20/13	1,006,696	1,055,438
GNMA, VRN, 1.625%, 4/20/13	1,122,568	1,171,027
GNMA, VRN, 1.625%, 4/20/13	755,104	791,664
GNMA, VRN, 1.625%, 4/20/13	743,551	779,552
GNMA, VRN, 1.625%, 4/20/13	1,619,941	1,698,375
GNMA, VRN, 1.75%, 4/20/13	2,117,187	2,225,872
GNMA, VRN, 2.125%, 4/20/13	1,542,406	1,612,009
		90,828,468
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 40.7%
FHLMC, 4.50%, 1/1/19	1,032,087	1,099,289
FHLMC, 5.00%, 5/1/23	5,824,407	6,292,125
FHLMC, 5.50%, 10/1/34	1,108,790	1,209,358
FHLMC, 5.50%, 4/1/38	13,717,673	14,858,991
FHLMC, 4.00%, 12/1/40	2,995,178	3,258,535
FHLMC, 4.00%, 4/1/41	12,767,086	14,033,288
FHLMC, 6.50%, 7/1/47	53,175	58,980
FNMA, 4.00%, 4/11/13(3)	30,000,000	31,992,189
FNMA, 4.50%, 4/11/13(3)	10,000,000	10,776,563
FNMA, 5.00%, 4/11/13(3)	27,000,000	29,252,818
FNMA, 5.50%, 4/11/13(3)	15,000,000	16,361,723
FNMA, 3.00%, 5/13/13(3)	20,000,000	20,578,124
FNMA, 3.50%, 5/13/13(3)	30,000,000	31,612,500
FNMA, 4.50%, 6/1/18	614,988	663,391
FNMA, 4.50%, 5/1/19	3,258,182	3,512,584
FNMA, 5.00%, 9/1/20	378,908	409,202
FNMA, 4.50%, 11/1/20	291,020	313,743
FNMA, 6.50%, 3/1/32	237,361	275,509
FNMA, 7.00%, 6/1/32	253,874	296,412
FNMA, 6.50%, 8/1/32	267,757	307,502
FNMA, 5.50%, 7/1/33	2,309,616	2,547,840
FNMA, 5.00%, 11/1/33	12,323,979	13,382,926
FNMA, 6.00%, 12/1/33	8,266,069	9,304,150
FNMA, 5.50%, 8/1/34	9,948,931	10,977,609
FNMA, 5.50%, 9/1/34	788,494	870,021
FNMA, 5.50%, 10/1/34	5,265,789	5,848,098
FNMA, 5.00%, 8/1/35	1,747,548	1,897,929
FNMA, 5.50%, 1/1/36	10,766,974	11,791,928
FNMA, 5.00%, 2/1/36	1,080,944	1,173,901
FNMA, 5.50%, 4/1/36	2,968,045	3,256,378
FNMA, 5.00%, 5/1/36	5,149,626	5,592,762

12

Principal Amount	Value
FNMA, 5.50%, 12/1/36	$2,087,647	$2,280,015
FNMA, 5.50%, 2/1/37	7,458,852	8,146,154
FNMA, 6.50%, 8/1/37	557,706	617,201
FNMA, 6.00%, 9/1/37	3,141,992	3,446,242
FNMA, 6.00%, 11/1/37	17,272,864	19,344,888
FNMA, 6.00%, 9/1/38	701,097	761,209
FNMA, 6.00%, 11/1/38	473,547	514,149
FNMA, 4.50%, 2/1/39	3,713,946	4,003,208
FNMA, 4.50%, 4/1/39	2,009,133	2,245,980
FNMA, 4.50%, 5/1/39	5,155,069	5,616,269
FNMA, 6.50%, 5/1/39	10,039,385	11,234,191
FNMA, 4.50%, 10/1/39	7,600,508	8,496,498
FNMA, 4.50%, 3/1/40	12,462,034	13,787,034
FNMA, 4.00%, 10/1/40	6,937,533	7,565,380
FNMA, 4.50%, 11/1/40	6,718,360	7,432,677
FNMA, 4.00%, 12/1/40	7,797,263	8,451,746
FNMA, 4.50%, 4/1/41	37,956,459	41,683,707
FNMA, 4.00%, 5/1/41	6,418,832	6,848,292
FNMA, 4.50%, 6/1/41	9,728,382	10,762,733
FNMA, 4.50%, 7/1/41	923,285	1,013,949
FNMA, 4.00%, 8/1/41	6,226,086	6,766,199
FNMA, 4.50%, 9/1/41	4,574,733	5,011,096
FNMA, 3.50%, 10/1/41	7,838,942	8,285,271
FNMA, 4.00%, 12/1/41	17,500,241	19,089,482
FNMA, 4.00%, 1/1/42	5,531,109	5,962,536
FNMA, 4.00%, 1/1/42	11,624,523	12,405,909
FNMA, 3.50%, 5/1/42	4,748,155	5,036,308
FNMA, 3.50%, 6/1/42	3,872,568	4,118,476
FNMA, 3.50%, 9/1/42	4,834,174	5,127,548
FNMA, 6.50%, 6/1/47	76,940	84,691
FNMA, 6.50%, 8/1/47	194,764	214,385
FNMA, 6.50%, 8/1/47	102,074	112,357
FNMA, 6.50%, 9/1/47	472,942	520,586
FNMA, 6.50%, 9/1/47	159,078	175,103
FNMA, 6.50%, 9/1/47	156,159	171,890
FNMA, 6.50%, 9/1/47	77,327	85,116
FNMA, 6.50%, 9/1/47	16,794	18,485
FNMA, 6.00%, 4/1/48	2,017,106	2,188,791
GNMA, 4.00%, 4/18/13(3)	49,000,000	53,419,570
GNMA, 5.50%, 12/20/38	7,151,167	7,830,751
GNMA, 6.00%, 1/20/39	1,685,787	1,898,565
GNMA, 5.00%, 3/20/39	8,638,472	9,424,303
GNMA, 5.50%, 3/20/39	2,951,807	3,232,320
GNMA, 5.50%, 4/20/39	5,105,025	5,602,925
GNMA, 5.00%, 12/15/39	9,759,172	10,811,638
GNMA, 4.50%, 1/15/40	5,143,379	5,645,019
GNMA, 4.00%, 11/20/40	16,584,148	18,078,924
GNMA, 4.00%, 12/15/40	3,530,654	3,872,273
GNMA, 4.50%, 7/20/41	17,043,958	18,784,124
GNMA, 3.50%, 6/20/42	18,679,397	20,002,717
GNMA, 3.50%, 7/20/42	14,122,137	15,122,603
GNMA, 4.50%, 8/20/42	17,415,160	19,073,409
		686,231,260
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $754,714,438)		777,059,728
Collateralized Mortgage Obligations(2) — 7.9%
FHLMC, Series 2684, Class FP, VRN, 0.70%, 4/15/13	5,860,493	5,877,447
FHLMC, Series 2685, Class ND SEQ, 4.00%, 10/15/18	3,886,070	4,108,715
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	3,857,721	4,039,213
FHLMC, Series 2779, Class FM SEQ, VRN, 0.55%, 4/15/13	224,967	225,426
FHLMC, Series 2784, Class HJ SEQ, 4.00%, 4/15/19	7,010,109	7,464,686
FHLMC, Series 2824, Class LB SEQ, 4.50%, 7/15/24	3,458,825	3,792,072
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	7,931,974	8,679,297
FHLMC, Series 3397, Class GF, VRN, 0.70%, 4/15/13	3,497,861	3,536,250
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	11,104,439	12,169,449
FNMA, Series 2002-5, Class PJ, 6.00%, 10/25/21	167,739	169,631
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	4,686,877	4,990,013
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	7,033,357	7,484,666
FNMA, Series 2003-42, Class FK, VRN, 0.60%, 4/25/13	361,925	362,670
FNMA, Series 2003-43, Class LF, VRN, 0.55%, 4/25/13	663,782	665,101
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	7,419,179	8,076,682
FNMA, Series 2004-32, Class AY SEQ, 4.00%, 5/25/19	4,747,434	5,011,662
FNMA, Series 2005-121, Class V SEQ, 4.50%, 6/25/29	11,098,322	11,421,927
FNMA, Series 2007-36, Class FB, VRN, 0.60%, 4/25/13	826,063	834,799
FNMA, Series 2010-39, Class VN SEQ, 5.00%, 10/25/39	2,590,912	2,601,623

13

	Principal Amount	Value
FNMA, Series 2010-83, Class CM SEQ, 4.50%, 3/25/25	$10,335,122	$10,820,588
FNMA, Series 2011-3, Class EL, 3.00%, 5/25/20	2,746,142	2,851,848
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33	8,270,181	8,639,176
GNMA, Series 2007-5, Class FA, VRN, 0.34%, 4/20/13	2,777,040	2,790,367
GNMA, Series 2008-18, Class FH, VRN, 0.80%, 4/20/13	4,988,517	5,064,714
GNMA, Series 2010-14, Class QF, VRN, 0.65%, 4/16/13	10,439,728	10,597,091
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $128,904,466)		132,275,113
U.S. Government Agency Securities — 3.4%
FHLB, 0.14%, 6/17/13	20,000,000	20,001,080
FHLB, Series 1, 1.00%, 6/21/17	4,000,000	4,044,340
FHLMC, 5.00%, 2/16/17	5,000,000	5,834,460
FHLMC, 1.00%, 6/29/17	4,000,000	4,052,492
FHLMC, Series 1, 0.75%, 1/12/18	3,750,000	3,733,219
FHLMC, 0.875%, 3/7/18	5,250,000	5,248,467
FHLMC, 1.25%, 10/2/19	4,000,000	3,981,696
FHLMC, 2.375%, 1/13/22	7,300,000	7,618,339
FNMA, 0.875%, 2/8/18	1,600,000	1,597,950
FNMA, 6.625%, 11/15/30	1,000,000	1,495,249
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $56,952,216)		57,607,292

	Shares/ Principal Amount	Value
Temporary Cash Investments — 7.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $6,186,855), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery \value $6,064,401)		$6,064,327
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $18,570,607), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $18,193,245)		18,192,982
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $6,187,925), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $6,064,394)		6,064,327
SSgA U.S. Government Money Market Fund	39,120,376	39,120,376
U.S. Treasury Bills, 0.08%, 4/18/13(4)	$23,448,400	23,448,001
U.S. Treasury Bills, 0.07%, 5/30/13(4)	15,000,000	14,998,470
U.S. Treasury Bills, 0.09%, 6/27/13(4)	15,000,000	14,997,375
TOTAL TEMPORARY CASH INVESTMENTS (Cost $122,884,860)		122,885,858
TOTAL INVESTMENT SECURITIES — 112.9% (Cost $1,846,167,333)		1,902,756,978
OTHER ASSETS AND LIABILITIES(5) — (12.9)%		(217,397,135)
TOTAL NET ASSETS — 100.0%		$1,685,359,843

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
212	U.S. Treasury 30-Year Bonds	June 2013	$30,627,375	$122,107

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $631,230.
(2)	Final maturity date indicated, unless otherwise noted.
(3)	Forward commitment. Settlement date is indicated.
(4)	The rate indicated is the yield to maturity at purchase.
(5)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $1,846,167,333)	$1,902,756,978
Cash	112,500
Receivable for investments sold	55,299,754
Receivable for capital shares sold	1,984,257
Interest receivable	6,244,088
1,966,397,577

Liabilities
Payable for investments purchased	276,027,465
Payable for capital shares redeemed	4,025,914
Payable for variation margin on futures contracts	19,875
Accrued management fees	598,158
Distribution and service fees payable	49,144
Dividends payable	317,178
281,037,734

Net Assets	$1,685,359,843

Net Assets Consist of:
Capital paid in	$1,629,141,620
Undistributed net investment income	17,311
Accumulated net realized loss	(510,840)
Net unrealized appreciation	56,711,752
$1,685,359,843

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,074,463,947	94,354,608	$11.39
Institutional Class	$397,187,699	34,889,342	$11.38
A Class	$206,394,429	18,124,883	$11.39*
C Class	$4,165,517	365,989	$11.38
R Class	$3,148,251	276,612	$11.38

*Maximum offering price $11.93 (net asset value divided by 0.955).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$34,714,471

Expenses:
Management fees	7,205,681
Distribution and service fees:
A Class	560,547
C Class	36,611
R Class	8,056
Trustees’ fees and expenses	91,754
Other expenses	626
7,903,275

Net investment income (loss)	26,811,196

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	16,603,539
Futures contract transactions	104,121
16,707,660

Change in net unrealized appreciation (depreciation) on:
Investments	(7,505,640)
Futures contracts	122,107
(7,383,533)

Net realized and unrealized gain (loss)	9,324,127

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,135,323

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$26,811,196	$32,513,524
Net realized gain (loss)	16,707,660	20,277,344
Change in net unrealized appreciation (depreciation)	(7,383,533)	32,591,387
Net increase (decrease) in net assets resulting from operations	36,135,323	85,382,255

Distributions to Shareholders
From net investment income:
Investor Class	(23,294,816)	(28,401,563)
Institutional Class	(6,887,306)	(920,740)
A Class	(4,028,675)	(5,163,291)
C Class	(37,516)	(29,563)
R Class	(23,776)	(7,903)
From net realized gains:
Investor Class	(7,347,367)	(11,553,240)
Institutional Class	(2,603,538)	(228,299)
A Class	(1,449,830)	(2,349,727)
C Class	(28,257)	(21,766)
R Class	(11,856)	(4,628)
Decrease in net assets from distributions	(45,712,937)	(48,680,720)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	270,034,135	162,592,422

Net increase (decrease) in net assets	260,456,521	199,293,957

Net Assets
Beginning of period	1,424,903,322	1,225,609,365
End of period	$1,685,359,843	$1,424,903,322

Undistributed (disbursements in excess of) net investment income	$17,311	$(307,316)

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

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Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.47% for the Investor Class, A Class, C Class and R Class and 0.27% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $3,510,342,064 and $3,248,085,710, respectively, all of which are U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	28,134,601	$324,308,157	34,575,711	$397,218,677
Issued in reinvestment of distributions	2,430,798	28,031,432	3,156,164	36,167,783
Redeemed	(35,953,980)	(413,972,394)	(27,906,298)	(319,164,999)
	(5,388,581)	(61,632,805)	9,825,577	114,221,461
Institutional Class
Sold	43,331,857	499,262,100	4,456,949	51,200,138
Issued in reinvestment of distributions	808,019	9,303,678	100,684	1,149,039
Redeemed	(14,344,576)	(164,294,480)	(1,946,247)	(22,496,140)
	29,795,300	344,271,298	2,611,386	29,853,037
A Class
Sold	8,700,074	100,214,412	9,919,753	113,811,126
Issued in reinvestment of distributions	242,671	2,798,325	359,397	4,118,476
Redeemed	(10,404,539)	(119,799,644)	(8,844,101)	(101,297,351)
	(1,461,794)	(16,786,907)	1,435,049	16,632,251
C Class
Sold	250,666	2,890,828	171,305	1,967,427
Issued in reinvestment of distributions	4,161	47,890	3,478	39,867
Redeemed	(115,104)	(1,317,117)	(51,000)	(588,272)
	139,723	1,621,601	123,783	1,419,022
R Class
Sold	261,698	3,008,887	53,466	611,487
Issued in reinvestment of distributions	2,834	32,557	1,079	12,396
Redeemed	(41,990)	(480,496)	(13,643)	(157,232)
	222,542	2,560,948	40,902	466,651
Net increase (decrease)	23,307,190	$270,034,135	14,036,697	$162,592,422

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$812,928,987	—
U.S. Government Agency Mortgage-Backed Securities	—	777,059,728	—
Collateralized Mortgage Obligations	—	132,275,113	—
U.S. Government Agency Securities	—	57,607,292	—
Temporary Cash Investments	$39,120,376	83,765,482	—
Total Value of Investment Securities	$39,120,376	$1,863,636,602	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$122,107	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased interest rate risk derivative instruments during the last three months of the period. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during that time.

The value of interest rate risk derivative instruments as of March 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $19,875 in payable for variation margin on futures contracts.* For the year ended March 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $104,121 in net realized gain (loss) on futures contract transactions and $122,107 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and
March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$42,083,110	$41,804,142
Long-term capital gains	$3,629,827	$6,876,578

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,846,425,680
Gross tax appreciation of investments	$58,655,812
Gross tax depreciation of investments	(2,324,514)
Net tax appreciation (depreciation) of investments	$56,331,298
Other book-to-tax adjustments	$(1,095,727)
Undistributed ordinary income	$73,565
Accumulated long-term gains	$1,921,462
Post-October capital loss deferral	$(1,012,375)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$11.43	0.18	0.09	0.27	(0.24)	(0.07)	(0.31)	$11.39	2.36%	0.47%	1.59%	184%	$1,074,464
2012	$11.07	0.29	0.50	0.79	(0.31)	(0.12)	(0.43)	$11.43	7.20%	0.48%	2.53%	127%	$1,139,706
2011	$11.02	0.32	0.13	0.45	(0.34)	(0.06)	(0.40)	$11.07	4.04%	0.48%	2.83%	93%	$995,817
2010	$11.26	0.37	(0.07)	0.30	(0.38)	(0.16)	(0.54)	$11.02	2.77%	0.48%	3.28%	124%	$988,435
2009	$11.05	0.39	0.34	0.73	(0.40)	(0.12)	(0.52)	$11.26	6.90%	0.49%	3.58%	335%	$895,833
Institutional Class
2013	$11.42	0.20	0.09	0.29	(0.26)	(0.07)	(0.33)	$11.38	2.56%	0.27%	1.79%	184%	$397,188
2012	$11.07	0.31	0.49	0.80	(0.33)	(0.12)	(0.45)	$11.42	7.32%	0.28%	2.73%	127%	$58,198
2011	$11.01	0.34	0.14	0.48	(0.36)	(0.06)	(0.42)	$11.07	4.34%	0.28%	3.03%	93%	$27,492
2010(3)	$11.07	0.03	(0.06)	(0.03)	(0.03)	—	(0.03)	$11.01	(0.26)%	0.28%(4)	3.33%(4)	124%(5)	$25
A Class(6)
2013	$11.43	0.16	0.08	0.24	(0.21)	(0.07)	(0.28)	$11.39	2.10%	0.72%	1.34%	184%	$206,394
2012	$11.07	0.26	0.50	0.76	(0.28)	(0.12)	(0.40)	$11.43	6.93%	0.73%	2.28%	127%	$223,798
2011	$11.02	0.29	0.13	0.42	(0.31)	(0.06)	(0.37)	$11.07	3.78%	0.73%	2.58%	93%	$201,020
2010	$11.26	0.34	(0.07)	0.27	(0.35)	(0.16)	(0.51)	$11.02	2.52%	0.73%	3.03%	124%	$191,437
2009	$11.05	0.36	0.35	0.71	(0.38)	(0.12)	(0.50)	$11.26	6.64%	0.74%	3.33%	335%	$189,956

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2013	$11.42	0.07	0.08	0.15	(0.12)	(0.07)	(0.19)	$11.38	1.35%	1.47%	0.59%	184%	$4,166
2012	$11.07	0.17	0.49	0.66	(0.19)	(0.12)	(0.31)	$11.42	6.04%	1.48%	1.53%	127%	$2,584
2011	$11.01	0.20	0.14	0.34	(0.22)	(0.06)	(0.28)	$11.07	3.10%	1.48%	1.83%	93%	$1,134
2010(3)	$11.07	0.02	(0.06)	(0.04)	(0.02)	—	(0.02)	$11.01	(0.36)%	1.48%(4)	2.13%(4)	124%(5)	$44
R Class
2013	$11.42	0.12	0.09	0.21	(0.18)	(0.07)	(0.25)	$11.38	1.85%	0.97%	1.09%	184%	$3,148
2012	$11.07	0.23	0.49	0.72	(0.25)	(0.12)	(0.37)	$11.42	6.58%	0.98%	2.03%	127%	$617
2011	$11.01	0.26	0.14	0.40	(0.28)	(0.06)	(0.34)	$11.07	3.62%	0.98%	2.33%	93%	$146
2010(3)	$11.07	0.02	(0.05)	(0.03)	(0.03)	—	(0.03)	$11.01	(0.32)%	0.98%(4)	2.63%(4)	124%(5)	$25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	March 1, 2010 (commencement of sale) through March 31, 2010.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.
(6)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust
and Shareholders of the Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Bond Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

30

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $3,629,827, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2013.

The fund hereby designates $7,672,562 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78340   1305

ANNUAL REPORT   MARCH 31, 2013

Ginnie Mae Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	26
Management	27
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended March 31, 2013. It offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Positive Fiscal-Year Returns for U.S. Stock and Bond Benchmarks

Despite a global economic slowdown, continued concerns about European financial system stability, and uncertainty about U.S. political and fiscal conditions, 12-month U.S. stock and bond index returns were generally positive. Aggressive central bank monetary policies helped motivate investors to take more risk and kept short-term interest rates low.

U.S. mid-cap and value stocks and high-yield bonds achieved performance leadership during the period. U.S. mid-cap and value stock indices outpaced the S&P 500 Index’s 13.96% return, and U.S. corporate high-yield and municipal high-yield benchmarks performed in that 13-14% return range as well. U.S. growth and international index returns were generally lower, but still above average—the MSCI EAFE Index, for example, returned 11.25%.

With the exception of high-yield bond sectors, stocks generally outperformed bonds for the period, though bonds benefitted from economic stagnation, reduced inflation pressures, and low interest rates. The 10-year U.S. Treasury yield declined from 2.21% to 1.85% during the period, and the Barclays U.S. Aggregate Bond Index returned 3.78%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the U.S. economic growth outlook for 2013 remains subpar compared with past recession recoveries, still vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Central Banks Set Market Tone

Market sentiment wavered between risk taking and risk aversion during the 12-month period ended March 31, 2013, with risk taking generally prevailing. Persistent concerns about weak global economic growth, combined with Europe’s ongoing financial crisis and bouts of political uncertainty in the U.S. (first from the presidential election and then from the year-end “fiscal cliff” of federal tax hikes and spending cuts), triggered risk aversion, while optimism inspired by aggressive central bank monetary policies led to risk taking.

Early in the period, slowing economic growth, still-high unemployment, and ongoing problems in Europe led to a round of risk aversion that favored U.S. Treasuries. In response to the fragile economic backdrop, the Federal Reserve (the Fed) kept its overnight interest rate target near 0% and announced its third and most aggressive quantitative easing program (QE3), which has the Fed purchasing $40 billion of mortgage-backed securities (MBS) each month until economic growth and employment improve. The Fed expanded QE3 in December to include $45 billion in monthly Treasury purchases. Meanwhile, the European Central Bank launched several programs to help the eurozone’s troubled banks, and the Bank of Japan aggressively expanded its balance sheet.

Investors Favored Risk, Feared Long-Term Inflation

Overall, widespread central bank intervention drove down yields among higher-quality bonds and ultimately sparked investments in riskier asset classes. Both high-yield and investment-grade corporate bonds were among the taxable U.S. fixed-income market’s top performers for the period, benefitting from generally favorable corporate fundamentals and investor demand for yield.

At the same time, longer-term Treasury yields tumbled and the yield curve (which shows the relationship between bond maturities and yields across the maturity spectrum) flattened. These factors, combined with strong safe-haven demand that occasionally emerged and overall sluggish economic growth, led to relative outperformance for longer-maturity Treasuries. Treasury outperformance, combined with some long-term inflation concerns triggered by central bank policies, led to relative outperformance for Treasury inflation-protected securities (TIPS).

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2013
Barclays U.S. Bond Market Indices		Barclays U.S. Treasury Bellwethers
Corporate High-Yield	13.13%	3-Month Bill	0.13%
Corporate (investment-grade)	7.47%	2-Year Note	0.48%
Treasury Inflation Protected Securities (TIPS)	5.68%	10-Year Note	6.20%
Aggregate (multi-sector)	3.78%	30-Year Bond	7.48%
Treasury	3.14%
MBS (mortgage-backed securities)	1.97%

3

Performance

Total Returns as of March 31, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	2.16%	5.29%	4.64%	6.87%	9/23/85
Barclays U.S. GNMA Index	—	1.80%	5.46%	5.09%	7.55%(2)	—
Institutional Class	AGMNX	2.36%	5.50%	—	6.00%(1)	9/28/07
A Class(3) No sales charge* With sales charge*	BGNAX	1.90% -2.70%	5.03% 4.07%	4.38% 3.90%	5.06% 4.75%	10/9/97
C Class	BGNCX	1.14%	—	—	3.60%	3/1/10
R Class	AGMWX	1.56%	4.75%	—	5.24%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.
(2)	Since 9/30/85, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.56%	0.36%	0.81%	1.56%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Hando Aguilar, Dan Shiffman, and Bob Gahagan

Performance Summary

Ginnie Mae returned 2.16%* for the 12 months ended March 31, 2013. By comparison, the portfolio’s benchmark, the Barclays U.S. GNMA Index, returned 1.80%. See pages 4 and 5 for additional performance comparisons. Fund returns reflect operating expenses, while index returns do not.

Ginnie Mae’s absolute return reflected the positive performance of government agency mortgage-backed securities (MBS) during the period. Relative to the benchmark, security selection was the main contributor to the fund’s outperformance.

Market Overview

On an absolute basis, MBS posted modest performance for the 12-month period. Mortgage rates declined overall throughout the 12 months, with the average 30-year conventional mortgage rate falling as low as 3.35% at calendar-year-end 2012 before climbing back to 3.57% by March 2013 (compared with 3.95% a year earlier), according to the Federal Home Loan Mortgage Corporation. Meanwhile, the U.S. housing market continued to improve, registering gains in home prices and sales throughout the 12-month period. In this environment, rising mortgage prepayment levels (due to mortgage-holders refinancing to take advantage of historically low mortgage rates) weighed on MBS performance for much of the period.

The Federal Reserve (Fed) triggered a fourth-quarter 2012 rally in the mortgage sector, after it announced in mid-September a third round of quantitative easing (QE3), or the monthly purchase of $40 billion in agency MBS. (The Fed later expanded QE3 to include $45 billion in monthly Treasury purchases.) But, sentiment shifted in early 2013, as economic optimism, sparked primarily by housing and employment gains, led to speculation the Fed would scale back its purchases of Treasuries and MBS sooner than expected. Concerns about mortgage prepayments gave way to the potential for extension risk—that is, the risk that mortgage securities will be prepaid at a slower pace, thus limiting investors’ ability to capitalize on higher interest rates because their investments remain locked in at lower rates for longer periods of time.

Portfolio Positioning

We continued to emphasize single-issuer GNMA securities (Ginnie Mae Is) over those with multiple originators (Ginnie Mae IIs). Much of the new issuance in the GNMA market consists of Ginne Mae IIs, so the supply dynamics favor Ginnie Mae Is. Within the single-issuer allocation, we favored loan balance paper, which represented the largest contributor to the fund’s outperformance. These securities generally provide prepayment protection while delivering incremental income to the fund. Loan balance paper provides exposure to mortgage pools with lower average loan balances and less susceptibility to prepayments. As loan balance paper outperformed during the second half of the period, we took profits in this segment, reducing the fund’s overweight to Ginnie Mae Is compared with Ginnie Mae IIs.

*All fund returns referenced in this commentary are for Investor Class shares.

6

We reallocated the proceeds from the sales of loan balance paper into more “generic” mortgages designed to provide some protection if the market becomes more volatile. In addition, we increased the fund’s exposure to floating-rate securities. These low-duration (price sensitivity to interest rate changes) securities may provide some protection in a rising-rate environment, because their rates reset monthly according to a stated interest rate benchmark.

We also maintained an overweight position in 30-year GNMA securities and a corresponding underweight to 15-year GNMAs. This positioning also contributed positively to fund performance, as 30-year securities outperformed 15-year GNMAs for the 12-month period.

An overweight position to higher-coupon mortgages detracted slightly from relative performance. These mortgages generally lagged lower-coupon mortgages during much of the period, primarily because they are considered more susceptible to refinancing than lower-coupon securities. This trend reversed in the final three months of the period, though, as refinancing fears subsided.

Outlook

We expect economic growth to remain subpar, with U.S. growth likely remaining between 1% and 3% in 2013. Despite improvements in employment and housing, we believe the odds of a sustained upside breakout in growth in 2013 remain limited, given the headwinds of fiscal consolidation, higher taxes, and increased regulation.

In the near term, we believe mortgage rates should remain low, held down by sluggish economic growth and QE3. In this environment, we expect mortgage prepayments will remain a factor, as mortgage holders seek to refinance their loans at lower rates. Therefore, we will continue to look for undervalued mortgage securities that provide flexibility in terms of prepayment risk.

7

Fund Characteristics

MARCH 31, 2013
Portfolio at a Glance
Average Duration (effective)	4.3 years
Weighted Average Life	4.5 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	100.0%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	11.0%
U.S. Treasury Securities	5.2%
Temporary Cash Investments	9.9%
Other Assets and Liabilities	(26.1)%*

*Amount relates primarily to receivable for investments sold and payable for investments purchased, but not settled, at period end.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid During Period(1) 10/1/12 – 3/31/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$998.20	$2.74	0.55%
Institutional Class	$1,000	$1,000.10	$1.75	0.35%
A Class	$1,000	$996.90	$3.98	0.80%
C Class	$1,000	$993.20	$7.70	1.55%
R Class	$1,000	$995.70	$5.22	1.05%
Hypothetical
Investor Class	$1,000	$1,022.19	$2.77	0.55%
Institutional Class	$1,000	$1,023.19	$1.77	0.35%
A Class	$1,000	$1,020.94	$4.03	0.80%
C Class	$1,000	$1,017.20	$7.80	1.55%
R Class	$1,000	$1,019.70	$5.29	1.05%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2013

	Principal Amount	Value
U.S. Government Agency Mortgage-Backed Securities(1) — 100.0%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.5%
GNMA, VRN, 1.625%, 4/20/13	$21,906,186	$22,905,664
GNMA, VRN, 1.75%, 4/20/13	6,703,757	7,047,890
		29,953,554
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 98.5%
GNMA, 3.00%, 5/21/13(2)	75,000,000	78,210,937
GNMA, 3.50%, 5/21/13(2)	300,000,000	321,796,875
GNMA, 3.50%, 6/20/42 to 11/20/42	118,714,157	127,237,295
GNMA, 4.00%, 4/18/13(2)	50,000,000	54,509,765
GNMA, 4.00%, 12/20/39 to 6/20/42	394,691,208	431,548,951
GNMA, 4.50%, 4/18/13(2)	50,000,000	54,679,685
GNMA, 4.50%, 7/15/33 to 3/20/42	228,302,600	251,539,874
GNMA, 5.00%, 6/15/33 to 5/20/41	198,609,964	218,510,187
GNMA, 5.50%, 4/15/33 to 1/20/40(3)	194,607,103	215,004,089
GNMA, 6.00%, 7/20/16 to 2/20/39	93,763,206	105,844,712
GNMA, 6.50%, 6/15/23 to 11/15/38	21,606,595	25,076,147
GNMA, 7.00%, 11/15/22 to 12/20/29	5,960,978	7,066,726
GNMA, 7.25%, 4/15/23 to 6/15/23	50,691	58,762
GNMA, 7.50%, 6/15/17 to 11/15/31	4,762,865	5,255,907
GNMA, 7.65%, 6/15/16 to 12/15/16	50,667	50,930
GNMA, 7.75%, 11/15/22 to 6/20/23	43,191	44,043
GNMA, 7.77%, 4/15/20 to 6/15/20	133,807	141,041
GNMA, 7.89%, 9/20/22	11,741	11,802
GNMA, 7.98%, 6/15/19	24,329	24,463
GNMA, 8.00%, 2/20/17 to 7/20/30	1,361,754	1,494,496
GNMA, 8.15%, 2/15/21	46,835	48,178
GNMA, 8.25%, 4/15/17 to 2/15/22	303,076	314,261
GNMA, 8.35%, 11/15/20	20,881	21,000
GNMA, 8.50%, 4/20/16 to 12/15/30	1,072,570	1,184,340
GNMA, 8.75%, 3/15/17 to 7/15/27	$108,259	$111,628
GNMA, 9.00%, 7/20/15 to 1/15/25	684,452	744,137
GNMA, 9.25%, 9/15/16 to 3/15/25	162,926	165,807
GNMA, 9.50%, 5/15/16 to 7/20/25	308,394	318,587
GNMA, 9.75%, 8/15/17 to 11/20/21	57,965	61,403
GNMA, 10.00%, 3/15/16 to 11/20/21	17,967	19,085
GNMA, 10.25%, 2/15/19	6,227	6,272
GNMA, 10.50%, 3/15/14 to 4/20/19	32,217	33,685
GNMA, 11.00%, 2/15/16 to 6/15/20	27,319	27,971
GNMA, 11.25%, 2/20/16	1,111	1,119
GNMA, 11.50%, 7/15/13 to 5/20/14	47	48
GNMA, 13.00%, 9/15/13 to 8/15/15	9,804	9,900
GNMA, 13.50%, 8/15/14	3,523	3,555
		1,901,177,663
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,878,755,657)		1,931,131,217
U.S. Government Agency Collateralized Mortgage Obligations(1) — 11.0%
GNMA, Series 1998-6, Class FA, VRN, 0.71%, 4/16/13	2,126,503	2,156,301
GNMA, Series 1998-17, Class F, VRN, 0.70%, 4/16/13	245,634	249,095
GNMA, Series 1999-43, Class FB, VRN, 0.55%, 4/16/13	7,097,916	7,149,781
GNMA, Series 2000-22, Class FG, VRN, 0.40%, 4/16/13	70,618	70,920
GNMA, Series 2001-59, Class FD, VRN, 0.70%, 4/16/13	1,119,929	1,136,317
GNMA, Series 2001-62, Class FB, VRN, 0.70%, 4/16/13	2,250,732	2,283,623
GNMA, Series 2002-13, Class FA, VRN, 0.70%, 4/16/13	1,343,811	1,361,239
GNMA, Series 2002-24, Class FA, VRN, 0.70%, 4/16/13	2,503,912	2,537,381

11

	Principal Amount	Value
GNMA, Series 2002-29, Class FA SEQ, VRN, 0.55%, 4/20/13	$795,324	$805,717
GNMA, Series 2002-31, Class FW, VRN, 0.60%, 4/16/13	789,607	799,356
GNMA, Series 2003-42, Class FW, VRN, 0.55%, 4/20/13	1,231,244	1,242,351
GNMA, Series 2003-66, Class EH, 5.00%, 5/20/32	10,383,148	10,804,309
GNMA, Series 2003-66, Class HF, VRN, 0.65%, 4/20/13	2,222,462	2,249,965
GNMA, Series 2003-110, Class F, VRN, 0.60%, 4/20/13	3,368,519	3,403,639
GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33	15,315,840	15,999,194
GNMA, Series 2004-39, Class XF SEQ, VRN, 0.45%, 4/16/13	1,591,179	1,603,050
GNMA, Series 2004-76, Class F, VRN, 0.60%, 4/20/13	3,046,235	3,077,321
GNMA, Series 2004-80, Class FM, VRN, 0.50%, 4/20/13	2,361,125	2,364,678
GNMA, Series 2007-5, Class FA, VRN, 0.34%, 4/20/13	10,925,422	10,977,853
GNMA, Series 2007-58, Class FC, VRN, 0.70%, 4/20/13	5,627,403	5,692,591
GNMA, Series 2007-74, Class FL, VRN, 0.66%, 4/16/13	12,494,745	12,619,974
GNMA, Series 2008-2, Class LF, VRN, 0.66%, 4/20/13	6,218,311	6,287,247
GNMA, Series 2008-18, Class FH, VRN, 0.80%, 4/20/13	9,264,389	9,405,898
GNMA, Series 2008-61, Class KF, VRN, 0.87%, 4/20/13	9,867,364	10,033,860
GNMA, Series 2008-73, Class FK, VRN, 0.96%, 4/20/13	11,327,940	11,596,497
GNMA, Series 2008-75, Class F, VRN, 0.73%, 4/20/13	12,834,173	13,004,502
GNMA, Series 2009-45, Class PA, 4.50%, 1/16/31	15,760,154	16,055,168
GNMA, Series 2009-58, Class MB, 4.50%, 2/16/33	11,150,000	11,493,509

	Principal Amount/ Shares	Value
GNMA, Series 2009-92, Class FJ, VRN, 0.88%, 4/16/13	$5,427,916	$5,533,614
GNMA, Series 2009-109, Class FA, VRN, 0.60%, 4/16/13	3,142,953	3,164,396
GNMA, Series 2009-127, Class FA, VRN, 0.75%, 4/20/13	12,109,202	12,257,776
GNMA, Series 2010-14, Class QF, VRN, 0.65%, 4/16/13	24,103,174	24,466,493
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $210,256,914)		211,883,615
U.S. Treasury Securities — 5.2%
U.S. Treasury Notes, 0.125%, 7/31/14	40,000,000	39,964,080
U.S. Treasury Notes, 0.25%, 8/31/14	40,000,000	40,026,560
U.S. Treasury Notes, 0.50%, 10/15/14	20,000,000	20,087,500
TOTAL U.S. TREASURY SECURITIES (Cost $100,060,602)		100,078,140
Temporary Cash Investments — 9.9%
Federal Home Loan Bank Discount Notes, 0.00%, 4/1/13(4)	55,000,000	55,000,000
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.25%, 2/28/14, valued at $12,123,231), in a joint trading account at 0.11%, dated 3/28/13, due 4/1/13 (Delivery value $11,883,281)		11,883,136
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $36,389,371), in a joint trading account at 0.13%, dated 3/28/13, due 4/1/13 (Delivery value $35,649,923)		35,649,408
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.25%, 11/15/40, valued at $12,125,327), in a joint trading account at 0.10%, dated 3/28/13, due 4/1/13 (Delivery value $11,883,268)		11,883,136
SSgA U.S. Government Money Market Fund	76,742,588	76,742,588
TOTAL TEMPORARY CASH INVESTMENTS (Cost $191,158,268)		191,158,268

12

Value
TOTAL INVESTMENT SECURITIES — 126.1% (Cost $2,380,231,441)	$2,434,251,240
OTHER ASSETS AND LIABILITIES(5) — (26.1)%	(503,714,404)
TOTAL NET ASSETS — 100.0%	$1,930,536,836

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
124	U.S. Treasury 10-Year Notes	June 2013	$16,366,063	$47,948
123	U.S. Treasury 30-Year Bonds	June 2013	17,769,656	70,845
			$34,135,719	$118,793

Notes to Schedule of Investments

GNMA = Government National Mortgage Association
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Final maturity date indicated, unless otherwise noted.
(2)	Forward commitment. Settlement date is indicated.
(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $2,579,858.

(4)	The rate indicated is the yield to maturity at purchase.
(5)	Amount relates primarily to receivable for investments sold and payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2013
Assets
Investment securities, at value (cost of $2,380,231,441)	$2,434,251,240
Receivable for investments sold	422,631,198
Receivable for capital shares sold	2,719,260
Interest receivable	6,180,899
2,865,782,597

Liabilities
Payable for investments purchased	931,526,163
Payable for capital shares redeemed	2,251,655
Payable for variation margin on futures contracts	28,969
Accrued management fees	887,298
Distribution and service fees payable	96,442
Dividends payable	455,234
935,245,761

Net Assets	$1,930,536,836

Net Assets Consist of:
Capital paid in	$1,884,613,709
Undistributed net investment income	53,084
Accumulated net realized loss	(8,268,549)
Net unrealized appreciation	54,138,592
$1,930,536,836

	Net assets	Shares outstanding	Net asset value per share
Investor Class	$1,519,665,717	136,946,149	$11.10
Institutional Class	$62,075,313	5,594,625	$11.10
A Class	$310,735,533	28,003,022	$11.10*
C Class	$33,287,069	2,999,315	$11.10
R Class	$4,773,204	430,320	$11.09

*Maximum offering price $11.62 (net asset value divided by 0.955).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2013
Investment Income (Loss)
Income:
Interest	$55,858,152

Expenses:
Management fees	10,735,137
Distribution and service fees:
A Class	745,412
C Class	244,433
R Class	22,951
Trustees’ fees and expenses	112,248
Other expenses	3,043
11,863,224

Net investment income (loss)	43,994,928

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	38,590,436
Futures contract transactions	(782,673)
37,807,763

Change in net unrealized appreciation (depreciation) on:
Investments	(42,530,052)
Futures contracts	(53,437)
(42,583,489)

Net realized and unrealized gain (loss)	(4,775,726)

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,219,202

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2013 AND MARCH 31, 2012
Increase (Decrease) in Net Assets	March 31, 2013	March 31, 2012
Operations
Net investment income (loss)	$43,994,928	$53,260,448
Net realized gain (loss)	37,807,763	17,916,276
Change in net unrealized appreciation (depreciation)	(42,583,489)	42,750,778
Net increase (decrease) in net assets resulting from operations	39,219,202	113,927,502

Distributions to Shareholders
From net investment income:
Investor Class	(50,233,315)	(52,366,857)
Institutional Class	(1,804,299)	(745,895)
A Class	(8,566,324)	(7,112,477)
C Class	(514,046)	(165,442)
R Class	(120,524)	(104,527)
Decrease in net assets from distributions	(61,238,508)	(60,495,198)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	69,212,619	265,675,829

Net increase (decrease) in net assets	47,193,313	319,108,133

Net Assets
Beginning of period	1,883,343,523	1,564,235,390
End of period	$1,930,536,836	$1,883,343,523

Undistributed net investment income	$53,084	$12,473

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2013

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

17

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

18

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600%. The rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class for the year ended March 31, 2013 was 0.54% for the Investor Class, A Class, C Class and R Class and 0.34% for the Institutional Class.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, ACIM, the trust’s distributor, ACIS, and the trust’s transfer agent, American Century Services, LLC are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2013 were $5,379,142,229 and $5,129,500,461, respectively, all of which are U.S. Treasury and Government Agency obligations.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2013		Year ended March 31, 2012
	Shares	Amount	Shares	Amount
Investor Class
Sold	30,698,604	$344,172,051	36,710,423	$411,082,724
Issued in reinvestment of distributions	3,968,380	44,469,309	4,178,200	46,627,670
Redeemed	(38,153,546)	(426,428,355)	(28,015,057)	(312,254,964)
	(3,486,562)	(37,786,995)	12,873,566	145,455,430
Institutional Class
Sold	3,281,578	36,802,821	2,966,108	33,268,040
Issued in reinvestment of distributions	160,623	1,798,543	67,053	745,895
Redeemed	(1,445,336)	(16,154,490)	(571,843)	(6,409,113)
	1,996,865	22,446,874	2,461,318	27,604,822
A Class
Sold	14,185,039	159,064,739	16,169,635	181,093,952
Issued in reinvestment of distributions	691,330	7,743,943	563,341	6,299,798
Redeemed	(9,184,049)	(102,570,340)	(9,594,168)	(107,350,460)
	5,692,320	64,238,342	7,138,808	80,043,290
C Class
Sold	2,301,065	25,785,632	1,049,960	11,742,745
Issued in reinvestment of distributions	33,009	369,412	12,400	138,720
Redeemed	(566,207)	(6,321,424)	(69,632)	(779,938)
	1,767,867	19,833,620	992,728	11,101,527
R Class
Sold	194,241	2,174,176	258,680	2,889,920
Issued in reinvestment of distributions	10,668	119,466	9,339	104,245
Redeemed	(162,047)	(1,812,864)	(136,724)	(1,523,405)
	42,862	480,778	131,295	1,470,760
Net increase (decrease)	6,013,352	$69,212,619	23,597,715	$265,675,829

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,931,131,217	—
U.S. Government Agency Collateralized Mortgage Obligations	—	211,883,615	—
U.S. Treasury Securities	—	100,078,140	—
Temporary Cash Investments	$76,742,588	114,415,680	—
Total Value of Investment Securities	$76,742,588	$2,357,508,652	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$118,793	—	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased and sold interest rate risk derivative instruments throughout the reporting period and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

The value of interest rate risk derivative instruments as of March 31, 2013, is disclosed on the Statement of Assets and Liabilities as a liability of $28,969 in payable for variation margin on futures contracts.* For the year ended March 31, 2013, the effect of interest rate risk derivative instruments on the Statement of Operations was $(782,673) in net realized gain (loss) on futures contract transactions and $(53,437) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

21

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2013 and
March 31, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$61,238,508	$60,495,198
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,380,511,431
Gross tax appreciation of investments	$57,909,585
Gross tax depreciation of investments	(4,169,776)
Net tax appreciation (depreciation) of investments	$53,739,809
Undistributed ordinary income	$53,084
Accumulated short-term capital losses	$(908,883)
Post-October capital loss deferral	$(6,960,883)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2015.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$11.21	0.25	(0.01)	0.24	(0.35)	$11.10	2.16%	0.55%	0.55%	2.26%	2.26%	237%	$1,519,666
2012	$10.84	0.35	0.42	0.77	(0.40)	$11.21	7.15%	0.55%	0.56%	3.12%	3.11%	130%	$1,574,686
2011	$10.76	0.39	0.13	0.52	(0.44)	$10.84	4.90%	0.53%	0.56%	3.57%	3.54%	100%	$1,382,165
2010	$10.68	0.40	0.14	0.54	(0.46)	$10.76	5.12%	0.54%	0.56%	3.69%	3.67%	171%	$1,414,742
2009	$10.40	0.43	0.30	0.73	(0.45)	$10.68	7.22%	0.53%	0.57%	4.12%	4.08%	330%	$1,336,491
Institutional Class
2013	$11.21	0.27	(0.01)	0.26	(0.37)	$11.10	2.36%	0.35%	0.35%	2.46%	2.46%	237%	$62,075
2012	$10.83	0.37	0.43	0.80	(0.42)	$11.21	7.47%	0.35%	0.36%	3.32%	3.31%	130%	$40,336
2011	$10.76	0.41	0.13	0.54	(0.47)	$10.83	5.02%	0.33%	0.36%	3.77%	3.74%	100%	$12,313
2010	$10.68	0.42	0.14	0.56	(0.48)	$10.76	5.33%	0.34%	0.36%	3.89%	3.87%	171%	$17,971
2009	$10.40	0.45	0.30	0.75	(0.47)	$10.68	7.44%	0.33%	0.37%	4.32%	4.28%	330%	$8,016

23

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(3)
2013	$11.21	0.22	(0.01)	0.21	(0.32)	$11.10	1.90%	0.80%	0.80%	2.01%	2.01%	237%	$310,736
2012	$10.84	0.32	0.42	0.74	(0.37)	$11.21	6.89%	0.80%	0.81%	2.87%	2.86%	130%	$250,169
2011	$10.76	0.36	0.14	0.50	(0.42)	$10.84	4.64%	0.78%	0.81%	3.32%	3.29%	100%	$164,395
2010	$10.68	0.37	0.14	0.51	(0.43)	$10.76	4.86%	0.79%	0.81%	3.44%	3.42%	171%	$158,819
2009	$10.40	0.40	0.30	0.70	(0.42)	$10.68	6.96%	0.78%	0.82%	3.87%	3.83%	330%	$146,874
C Class
2013	$11.21	0.14	(0.01)	0.13	(0.24)	$11.10	1.14%	1.55%	1.55%	1.26%	1.26%	237%	$33,287
2012	$10.84	0.23	0.43	0.66	(0.29)	$11.21	6.09%	1.55%	1.56%	2.12%	2.11%	130%	$13,809
2011	$10.76	0.28	0.13	0.41	(0.33)	$10.84	3.87%	1.53%	1.56%	2.57%	2.54%	100%	$2,587
2010(4)	$10.78	0.02	(0.01)	0.01	(0.03)	$10.76	0.08%	1.54%(5)	1.56%(5)	2.72%(5)	2.70%(5)	171%(6)	$25
R Class
2013	$11.21	0.20	(0.03)	0.17	(0.29)	$11.09	1.56%	1.05%	1.05%	1.76%	1.76%	237%	$4,773
2012	$10.83	0.29	0.43	0.72	(0.34)	$11.21	6.72%	1.05%	1.06%	2.62%	2.61%	130%	$4,343
2011	$10.76	0.34	0.12	0.46	(0.39)	$10.83	4.29%	1.03%	1.06%	3.07%	3.04%	100%	$2,775
2010	$10.68	0.34	0.14	0.48	(0.40)	$10.76	4.58%	1.04%	1.06%	3.19%	3.17%	171%	$1,820
2009	$10.40	0.36	0.32	0.68	(0.40)	$10.68	6.69%	1.03%	1.07%	3.62%	3.58%	330%	$556

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(4)	March 1, 2010 (commencement of sale) through March 31, 2010.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Government Income Trust
and Shareholders of the Ginnie Mae Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ginnie Mae Fund (one of the five funds comprising the American Century Government Income Trust, hereafter referred to as the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2013

26

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	42	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	42	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	42	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	42	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	42	Intraware, Inc. (2003 to 2009)
Myron S. Scholes (1941)	Trustee	Since 1980	Chairman, Platinum Grove Asset Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of Finance-Emeritus, Stanford Graduate School of Business (1996 to present)	42	Dimensional Fund Advisors (investment advisor); CME Group, Inc. (futures and options exchange)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	42	Cadence Design Systems; Exponent; Financial Engines

Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	107	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

30

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Government Income Trust

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-78339   1305

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:                    $119,767
FY 2013:                    $156,409

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:                    $0
FY 2013:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:                    $0
FY 2013:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2012: $0 FY 2013: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:                    $214,108
FY 2013:                    $136,896

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 30, 2013

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 30, 2013